Annual Report
                              December 31, 2000

              Directors and Officers of AUL American Series Fund, Inc.
R. Stephen Radcliffe, Chairman of the Board and President
Dr. Ronald D. Anderson, Director
  Professor, Kelley School of Business
  Indiana University, Indianapolis, Indiana
James W. Murphy, Director
James P. Shanahan, Director
Constance E. Lund, Treasurer
Dr. Leslie Lenkowsky, Director
  Professor, Indiana University
  Center of Philanthropy, Indianapolis, Indiana
Richard A. Wacker, Secretary

                       AUL American Series Fund, Inc.
                                Annual Report
                              December 31, 2000

     This report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of AUL American Series Fund, Inc., AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

A Message
From
The Chairman of the Board
and President

     The year 2000 ended as one of the most tumultuous years Wall Street has experienced. At the beginning of the year, the outlook for the U. S. economy and our investment markets was extremely positive. The current economic expansion, which began in March 1991, was labeled the longest post-war expansion in history with no end in sight.

     But as the year progressed, signs of worry began to emerge. The Federal Reserve, concerned that an overheated economy would cause inflationary pressures, raised the Federal Funds Rate on six different occasions between June 1999 and May 2000. As the year progressed, fears of a dramatic economic slowdown mounted, causing some economists to believe the Federal Reserve may have been overzealous in its attempts to slow the economy.

     Stock market turmoil resulted in response to warnings about corporate revenue and profit shortfalls, a spike in oil prices, new lows in the Euro and concerns about elevated valuations in technology and "dot com" companies. For the first time in a decade, three major equity indices (the S&P 500, the Dow Jones Industrial Average, and the NASDAQ Composite) finished the year with negative returns.

     Bonds, in particular treasuries, provided excellent returns in 2000. Portfolios invested in higher-quality, intermediate and longer maturity bonds did particularly well last year, earning returns in excess of 10%. Returns for funds heavily invested in low-rated, "junk" bonds, however, were generally negative as investors reacted to signs of a slowing economy and an increasing level of defaults by lower quality borrowers.

     As we enter 2001, the economic outlook is rather bleak for the first half of the year. However, due to recent stimulus by the Federal Reserve, it is hoped that economic momentum will advance in the second half. Equity returns are also likely to experience a rocky start as investors monitor corporate earnings and the Fed's success in orchestrating moderate yet sustainable economic growth. An accommodative Fed in combination with continued moderate inflation should bode well for the bond market. We encourage your careful review of the comments of the Portfolio Managers on the following pages.

Investment performance for the AUL American Series Fund, Inc. for calendar 2000 was:
  Equity Portfolio         17.7%         Tactical Asset Portfolio         12.3%
  Money Market Portfolio    5.8%         Conservative Investor Portfolio   3.5%
  Bond Portfolio           10.8%         Moderate Investor Portfolio      -1.6%
  Managed Portfolio        15.7%         Aggressive Investor Portfolio    -5.8%

     The performance numbers for the AUL American Series Fund, Inc. are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges which may be incurred when investing in a variable annuity or variable life contract.

     Thank you for your continued investment and confidence in the AUL American Series Fund, Inc.
R. Stephen Radcliffe
Chairman of the Board of Directors and President
Indianapolis, Indiana
February 14, 2001

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Equity Portfolio

     The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a "value" style in selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

     This past year proved extremely difficult for many equity investors. The average stock mutual fund lost 4.5% in 2000, according to Lipper, Inc. Even though this return falls well short of the double-digit returns achieved in recent years, the average fund fared better than the major equity indices. The DJIA, which declined 4.8%, posted its first loss since 1990. The S&P 500, a broader equity index, experienced a 9.1% decline. The NASDAQ Composite produced the most humbling results as it tumbled more than 50% from its March all-time highs and declined 39.3% during calendar 2000.

     So what caused this sudden reversal in fortunes? During 1999, euphoria was embedded in the stock market as investors focused their attention and money on the technology sector. Investors became complacent that technology shares could appreciate forever, regardless of the underlying fundamentals or valuations.

But every bubble eventually will burst because it cannot withstand the pressure. The Federal Reserve repeatedly raised short-term rates in an attempt to slow robust economic activity and prevent inflationary pressures. By the second half of 2000, it appeared that their efforts had succeeded. As borrowing costs rose, consumer spending cooled. That ultimately impacted the sales and earnings of many large technology powerhouses, which subsequently experienced massive sell-offs in stock prices. This resulted in a dramatic change in leadership during 2000.

      During 1999, the Equity Portfolio was not heavily invested in technology and dot com companies because of their excessive premiums relative to the marketplace. Although this under-representation in technology hindered performance in 1999, maintaining a clear focus on the value investment style provided superior results during 2000. The Equity Portfolio achieved an investment return of 17.7% during the year, well in excess of the returns provided by the major equity indices. The Portfolio benefited from merger activity last year as several holdings were acquired at substantial premiums. It also benefited from holdings in the industrial, energy, financial, and health care sectors.

     Recent economic reports suggest the U.S. will experience a restrained rate of growth at least through the first half of this year. Since the Federal Reserve is now concerned the economy may slow too much, the Fed is expected to continue reducing rates during the first part of 2001. This should provide needed relief to the stock market, but it is doubtful that we will return to the heady gains achieved in the late 1990s.

AUL American Series Fund, Inc. Equity Portfolio
                             Equity               S&P 500
                             Portfolio
One Year                      17.7%               (9.1%)
Five Years                    14.0%               18.3%
Ten Years                     14.1%               17.4%
Value of a hypothetical $10,000
  investment made 12/31/90   $37,504            $49,885

     The charts show the Equity Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

     Performance numbers for the Equity Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message
From
Kent Adams,
Portfolio Manager
of Bond Portfolio

     The Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as 30 years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the portfolio is varied depending on the relative attractiveness of these sectors.

     The average quality of the Bond Fund is high with approximately 65% of the Portfolio invested in U.S. Treasury and Agency bonds and high quality mortgage-backed securities at year-end 2000. The remainder of the Portfolio was allocated to corporate bonds (33%) and short-term money market instruments (2%). Less than 6% of the Portfolio was invested in bonds rated below investment grade at year-end. The duration of the Portfolio was equal to the Lehman Aggregate Bond Index's duration as of December 31, 2000. The Portfolio was lengthened slightly relative to the Index immediately after year-end.

     Last year was a particularly good year for bonds, especially relative to the major stock indices. Bond funds invested in the higher quality and longer maturity sectors performed well last year, earning returns in excess of 10% compared to a 9.1% decline in the S&P 500 Index and an appalling 39.3% decline in the NASDAQ Composite. Even though inflation remained a concern throughout much of the year, especially with regard to energy prices, interest rates for one year and longer maturity bonds declined sharply as fears of an economic slowdown increased.

     One of the indicators of a slowing economy was the fact that many weaker, highly leveraged companies began to experience financial difficulties, including debt defaults. This weakness was reflected in the poor performance of corporate bonds relative to treasuries as investors demanded higher yield spreads to compensate for the risk of defaults. Junk bonds in particular performed poorly last year. Most high yield funds experienced negative returns in 2000.

     Treasury bonds benefited greatly last year from the U.S. budget surplus and the resulting decline in new issuance. Longer maturity treasuries showed the best performance, just the opposite of 1999 when long treasuries returned a negative fifteen percent.

     The mortgage-backed securities sector under-performed treasuries in 2000 but still beat the corporate sector. As we move into 2001, residential mortgage-backed securities face the threat of increasing prepayments as borrowers take advantage of lower mortgage rates to refinance.

     The Bond Fund is positioned to perform well in an environment of stable to declining interest rates, especially if the interest rate risk premium for corporate bonds also declines. The Portfolio is slightly longer than the Lehman Aggregate Index and has an overweighted position in bonds backed by corporate borrowers. The residential mortgage pass-through portion of the portfolio has been reduced due to concerns that borrowers will exercise options to prepay mortgages.

AUL American Series Fund, Inc. Bond Portfolio
                                   Bond               Lehman
                                   Portfolio        Aggregate Index
One Year                             10.8%               11.6%
Five Years                            5.6%                6.5%
Ten Years                             7.5%                8.0%
Value of a hypothetical $10,000
  investment made 12/31/90          $20,600             $21,504

     The charts show the Bond Portfolio's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

     Performance numbers for the Bond Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth and
Kent Adams, Portfolio Managers of
Managed Portfolio

     Last year was an extremely volatile period for U.S. capital markets, as we basically experienced a nearly perfect reversal of what occurred in 1999. In 1999, the major equity indices reported sizable gains, driven primarily by technology stocks. In 2000, however, equity indices were hurt by these same technology "darlings" which drove the market in the prior year. Much of the decline in stock prices last year can be attributed to slower earnings growth, rising oil prices, Euro weakness against the dollar, uncertainty about the Presidential election and excessive valuations for segments of the stock market.

    Bonds generally performed well last year, contributing to the Managed Portfolio's healthy double-digit return. Treasuries were the best performers as many stock market sellers sought a safe haven. Expectations for a slowing economy contributed to a significant decline in intermediate and longer-term interest rates, providing a boost to bond prices. The performance of bonds backed by lower rated borrowers, however, was negatively impacted by concerns about the effect of the economic slowdown on the financial quality of weaker companies.

     The Federal Reserve Board has been carefully orchestrating a slowdown in economic growth since June 1999. However, fears of an abrupt slowdown began to materialize in the second half of 2000, prompting the Federal Reserve to abandon its tilt toward higher interest rates at its December FOMC meeting. Shortly afterward, the Fed surprised investors by lowering short-term rates during the first week of January 2001, indicating they would take the necessary steps to preserve the current expansion.

     The Managed Portfolio remained overweighted in stocks during 2000. At the end of the year, 55% of the Portfolio was invested in equities, while 41% was invested in bonds and 4% was invested in money market instruments. This can be compared to an asset allocation of 56% stocks, 42% bonds and 2% cash equivalents at year-end 1999.

     Last year, investment returns were buffered for investors who held a diversified portfolio of asset classes. Although the S&P 500, a commonly used equity index, declined in value, not all stocks experienced negative returns. Value-style investing, which has not done well in recent years, improved dramatically in 2000. Since the Managed Portfolio typically has a value orientation, the stocks held in this Portfolio achieved positive returns during the year. Holding a diversified mix of bonds also helped produce positive returns. For calendar 2000, the Managed Portfolio achieved an investment return of 15.7%, compared to the S&P 500 return of (9.1%) and an 11.6% return for the Lehman Aggregate Index.

     Investors will be closely watching Federal Reserve initiatives to gauge the magnitude of future interest rate cuts. A scenario of sustainable economic growth with lower interest rates enhances the long-term prospects for the equity market. Bonds should also perform well in this environment as long as price inflation remains moderate.

AUL American Series Fund, Inc. Managed Portfolio
                                Managed          S&P 500            Lehman
                               Portfolio                        Aggregate Index
One Year                        15.7%             (9.1%)             11.6%
Five Years                      10.9%             18.3%               6.5%
Ten Years                       10.9%             17.4%               8.0%
Value of a hypothetical $10,000
  investment made 12/31/90     $28,230           $49,885            $21,504

     The charts show the Managed Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which are broad measures of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

     Performance numbers for the Managed Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message
From
John Riazzi,
Portfolio Manager
of Tactical Asset Allocation Portfolio

     Most investors believed the greatest excitement of 2000 would come from the transition of our high-tech economy through the Y2K threshold. As it turns out, Y2k was the least eventful occurrence of the year. Instead, the year 2000 found more than enough excitement from four Federal Reserve interest rate hikes, a tripling of oil prices, the enactment of deregulation in the utilities sector, a meltdown in internet-related investing and a presidential election too close to call. All of these factors contributed to making it a very difficult year for the equity markets. In fact, the performance of the NASDAQ market in 2000 will go down in the history books as the worst performance year of its existence, while the weak performance of the S&P 500 and Dow Jones have not been seen for over twenty years!

     In the face of this adversity the Tactical Asset Allocation Portfolio performed admirably. Total return for the year was 12.3%, easily outperforming all comparable benchmarks and stacking up very competitively against its peers. This year's performance was in stark contrast to 1999. Those sectors and individual security positions which held back performance last year were the primary engines of growth for this year. The best example of this has been our commitment to the financial services sector. The financials incurred heavy losses in 1999 due to the Federal Reserve position of tightening interest rates starting mid-year. Our belief at the time, which continues today, is one of "peaceful coexistence". It is our belief that you can continue to have a robust economy (GDP expanding at greater than 3%) without igniting significant inflation due to global competition, technology enhanced productivity and continued disintermediation as a result of the internet. We felt, and still do, that the Federal Reserve Board's aggressive posture was as much about drying up the excess reserves of Y2K as it was aimed at cooling inflation potential. Therefore, we stood by our commitment to the sector and actually increased our exposure as prices dropped through early 2000. This discipline paid off as the financial service sector was one of the best performing areas in the market from March forward. Individual highlights include holdings in Alliance Capital (+81.2%), Lincoln National (+21.2%), and Hartford Life (+64.8%), all purchased during the first quarter of the new year. Other contributors for 2000 from the financial services sector include long-term holdings Fannie Mae (+40.7%), Freddie Mac (+47.8%) and banking positions Summit (+29.1%), BB&T (+39.4%) and Fleet Boston (+11.4%). Lastly, Real Estate Investment Trusts-Host Marriott (+67.8%) and RFS Hotel Investors (+39.9%) contributed solidly.

     Outside of the financial services holdings, big winners for 2000 include the Healthcare and Consumer Staples sectors. Our Health Care sector performance was lead by HCA - The Healthcare Company (+50.4%) and Merck (+41.2%), while our Consumer Staples holdings were led by a strong rebound in Phillip Morris (+100.1%). HCA, Merck and Phillip Morris each experienced negative performance results in 1999. Patience truly can pay off when coupled with strong underlying corporate fundamentals.

     As we look forward to 2001 our strategy will be two-fold. First, we will maintain an interest-rate friendly bias, continuing to overweight those sectors in the market which benefit from a stable to moderating interest rate environment. This will mean financials and utilities will again this year play a key role. Secondly, the portfolio will begin to take on an "early cyclical" flavor (i.e. Basic Materials, Capital Goods and Technology) as we get more evidence of a slowing, yet vibrant, economy.

AUL American Series Fund, Inc. Tactical Asset Allocation Portfolio
                                Tactical Asset      S&P 500      Lehman
                             Allocation Portfolio             Inter.Govt. Index
One Year                          12.3%             (9.1%)         10.5%
Five Years                         9.3%             18.3%           6.2%
Since Inception (7/31/95)          9.8%             19.0%           6.6%
Value of a hypothetical $10,000
  investment made 7/31/95        $16,607           $25,657         $14,159

     The charts show the Tactical Asset Allocation Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Intermediate Government Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

     Performance numbers for the Tactical Asset Allocation Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

 A Message From Kathryn Hudspeth, Kent Adams, Eric Remole and William Sterling, Portfolio Managers of the Conservative Investor, Moderate Investor and Aggressive Investor Portfolios (LifeStyle Portfolios)

     The Lifestyle Portfolios consist of three individual portfolios that invest, in different proportions, in three broad asset categories - equity securities, bonds, and money market instruments. Each of the Lifestyle Portfolios is designed to fit a different general risk profile. Investors are encouraged to choose the appropriate Portfolio or mix of Portfolios based upon their own risk/return profile.

     The Lifestyle Portfolios offer a broadly diversified mix of financial assets representing both domestic and international equities as well as fixed income investments of varying maturity and quality. Investment grade bonds, high yield bonds, domestic growth stocks, international equities, and value equities are each included in the asset allocations of the Lifestyle Portfolios. The risk (volatility) of returns increases as the investor moves from the Conservative Portfolio with its lower equity position to the Moderate and Aggressive Portfolios with their increasing allocations to equities.

     Within the equity portion of the Portfolios, the domestic growth sector, managed by Credit Suisse Asset Management, emphasizes companies with improving earnings expectations among Wall Street analysts combined with the stability to deliver on those earnings expectations. The value sector of the Lifestyle Portfolios, managed by American United Life, focuses on companies that are undervalued relative to the marketplace. International equities, also managed by Credit Suisse Asset Management, provide further diversification for the portfolios with investments in Japan, the United Kingdom, France, the Netherlands, Germany, and other countries throughout the world.

     In a sharp reversal from the prior year, the value equity and investment grade bond sectors of the Lifestyle Portfolios provided the best returns by a wide margin in 2000. The growth and international equity portions of the Portfolios, as well as the junk bond sector, experienced negative returns last year

     The relative performance of the three Portfolios since their inception at the end of the second quarter of 1998 reflects the different risk characteristics of the individual portfolios. All three Portfolios outperformed the major stock indices by a wide margin last year due to the benefits of diversification. The Conservative Portfolio, however, proved the best at weathering the volatile markets in 2000, registering the highest return of the three portfolios for that time period. As a result of this good relative performance last year, the Conservative Portfolio also registered the highest return for the nearly three-year time period since the inception of the Lifestyle Funds.

The allocations by sector for each Portfolio are shown on the following page.

                                   Conservative      Moderate    Aggressive
                                     Investor        Investor     Investor

Domestic Growth Stocks                  15%             24%           33%
Value Stocks                            21%             27%           34%
International Equity Stocks              5%             10%           12%
Investment Grade Bonds                  49%             30%           13%
High Yield Bonds                         5%              5%            5%
Money Market Instruments                 5%              4%            3%

These  allocations  change,   subject  to  the  limitations  shown  in  the
prospectus, depending on market conditions.

AUL American Series Fund, Inc. Conservative Investor Portfolio
                             Aggressive          Russell 3000         Lehman
                              Investor                               Aggregate
                              Portfolio                                Index

One Year                         3.5%             (7.5%)               11.6%
Since Inception (3/31/98)        5.5%              7.8%                 6.4%
Value of a hypothetical $10,000
  investment made 3/31/98       $11,584          $12,284             $11,848

     The charts show the Conservative Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

     Performance numbers for the Conservative Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL American Series Fund, Inc. Moderate Investor Portfolio
                                 Moderate       Russell 3000           Lehman
                                 Investor                             Aggregate
                                 Portfolio                              Index

One Year                          (1.6%)           (7.5%)               11.6%
Since Inception (3/31/98)          4.2%             7.8%                 6.4%
Value of a hypothetical $10,000
  investment made 3/31/98        $11,196          $12,284            $11,848

The charts show the Moderate Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Moderate Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL American Series Fund, Inc. Aggressive Investor Portfolio
                                    Aggressive      Russell 3000      Lehman
                                     Investor                         Aggregate
                                     Portfolio                          Index

One Year                               3.5%             (7.5%)          11.6%
Since Inception (3/31/98)              5.5%              7.8%            6.4%
Value of a hypothetical $10,000
  investment made 3/31/98            $11,584           $12,284        $11,848

The charts show the Conservative Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Conservative Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

Report of Independent Accountants

The Shareholders and Board of Directors
AUL American Series Fund, Inc.

In our opinion, the accompanying statements of Assets and Liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio (constituting the AUL American Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion.



/s/PricewaterhouseCoopers L.L.P.


Indianapolis, Indiana
February 15, 2001


                       AUL American Series Fund, Inc.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2000

                                                                   Portfolio


                                      Equity     Money Market        Bond         Managed   Tactical Asset


Assets:
  Investments at value            $  92,161,970  $ 127,776,856  $  54,239,142  $ 68,603,147 $   4,178,346
   (cost: $83,232,137, $127,776,856,
   $53,769,931, $63,904,217,
   and $3,940,353, respectively)
  Capital stock sold                          0     12,234,701              0        16,420           598
  Receivable for investments sold             0              0              0             0             0
  Dividends and interest receivable     146,987        783,741        748,025       434,748        23,620
  Other assets                            2,057          5,895          4,956         7,568         6,099
  Deferred organization costs                 0              0              0             0             0

      Total assets                   92,311,014    140,801,193     54,992,123    69,061,883     4,208,663



Liabilities:
  Capital stock reacquired              117,545              0            436             0             0
  Payable for investments purchased           0              0              0             0             0
  Accrued investment advisory fees       39,032         46,832         23,443        29,439         2,947
  Other payables                              0         87,905              0             0             0
  Accrued expenses                       65,148         44,700         21,719        40,876         2,491
  Organization costs payable                  0              0              0             0             0

      Total liabilities                 221,725        179,437         45,598        70,315         5,438



Net Assets                        $  92,089,289  $ 140,621,756  $  54,946,525 $  68,991,568 $   4,203,225



Shares outstanding                    5,241,003    140,621,756      5,231,777     4,986,080       340,466



Net asset value per share         $        17.57 $        1.00  $       10.50 $       13.84 $       12.35

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF ASSETS AND LIABILITIES (continued)
                                December 31, 2000

                                             LifeStyle Portfolios

                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


Assets:
  Investments at value            $   7,715,522  $   7,631,976  $   7,442,631
   (cost: $7,865,719,
   $7,962,691, and
   $7,879,717, respectively)
  Capital stock sold                      2,180          5,999          4,452
  Receivable for investments sold       135,510        204,017        303,144
  Dividends and interest receivable      56,601         41,560         15,971
  Other assets                           16,008         15,895         15,990
  Deferred organization costs             4,631          4,631          4,631

      Total assets                    7,930,452      7,904,078      7,786,819



Liabilities:
  Capital stock reacquired                    0              0              0
  Payable for investments purchased      58,172         84,248        108,394
  Accrued investment advisory fees        4,940          4,963          4,878
  Other payables                              0              0        124,983
  Accrued expenses                       20,558         20,037         18,883
  Organization costs payable              5,563          5,563          5,563

      Total liabilities                  89,233        114,811        262,701



Net Assets                        $   7,841,219  $   7,789,267  $   7,524,118



Shares outstanding                      803,383        815,200        800,044



Net asset value per share         $         9.76 $        9.56  $        9.41

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2000

                                                                  Portfolio


                                      Equity     Money Market        Bond         Managed   Tactical Asset


Investment income:
  Income:
   Dividends (net of foreign      $   1,780,455  $           0  $      37,496 $     829,708 $      97,855
     taxes withheld of $3,179, $0,
     $0, $3,298, and $76,
     respectively)
   Interest                             240,963      7,600,339      3,445,585     1,942,357        89,665

                                      2,021,418      7,600,339      3,483,081     2,772,065       187,520


Expenses:
   Investment advisory fee              404,462        479,624        242,888       317,682        35,271
   Custodian and service agent fee       79,126        105,880         49,515        64,320         5,062
   Professional fees                      6,400         12,146          4,892         5,542           307
   Amortization of deferred
     organization costs                       0              0              0             0           945
   Director fees                          4,465          6,739          2,705         3,621           627
   Printing                              21,859         33,305         14,455        17,630         1,656
   Other                                    878            801            480           696             0

   Total expenses before
     reduction                          517,190        638,495        314,935       409,491        43,868
   Expense reduction (increase)               0              0              0             0          (284)

                                        517,190        638,495        314,935       409,491        44,152


      Net investment income           1,504,228      6,961,844      3,168,146     2,362,574       143,368


Gain (loss) on investments:
   Net realized gain (loss)
     on investments                   4,437,278              0       (616,562)    2,109,483       265,226
   Net change in unrealized
     appreciation on investments      7,031,798              0      2,485,282     4,588,118        70,053

      Net gain (loss)                11,469,076              0      1,868,720     6,697,601       349,975


Net increase (decrease) in
  Net assets from operations      $  12,973,304   $  6,961,844  $   5,036,866 $   9,060,175 $     478,647

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      STATEMENTS OF OPERATIONS (continued)
                      For the year ended December 31, 2000

                                                             LifeStyle Portfolios

                                                 Conservative      Moderate     Aggressive
                                                   Investor        Investor      Investor


Investment income:
  Income:
   Dividends (net of foreign                     $      44,590  $      72,667 $      87,627
     taxes withheld of $692, $1,450,
     and $1,640,
     respectively)
   Interest                                            334,673        230,581       132,388

                                                       379,263        303,248       220,015


Expenses:
   Investment advisory fee                              52,995         55,865        56,120
   Custodian and service agent fee                      55,554         55,566        56,838
   Professional fees                                       876          1,062         1,023
   Amortization of deferred
     organization costs                                  1,566          1,566         1,566
   Director fees                                           644            743           718
   Printing                                              4,709          4,907         4,964
   Other                                                     0              0             0

   Total expenses before
     reduction                                         116,344        119,709       121,229
   Expense reduction (increase)                         39,981         39,905        41,033

                                                        76,363         79,804        80,196


      Net investment income                            302,900        223,444       139,819


Gain (loss) on investments:
   Net realized gain (loss)
     on investments                                    166,905        204,503       228,744
   Net change in unrealized
     appreciation on investments                      (169,354)      (548,521)     (849,612)

      Net gain (loss)                                   (2,449)      (344,018)     (620,868)


Net increase (decrease) in
  Net assets from operations                     $     300,451  $    (120,574)   $ (481,049)

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                      Portfolio

                                                       Equity                       Money Market


                                             Year ended      Year ended      Year ended       Year ended
                                            Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000    Dec. 31, 1999


Increase in net assets from operations:
  Net investment income                    $    1,504,228  $    1,450,454  $    6,961,844  $   4,592,703
  Net realized gain (loss)                      4,437,278      16,133,015               0              0
  Net change in unrealized
   appreciation                                 7,031,798     (18,190,485)              0              0

   Net increase (decrease) in net assets
     from operations                           12,973,304        (607,016)      6,961,844      4,592,703


Dividends and distributions:
  From net investment income                   (1,503,696)     (1,450,241)     (6,961,844)    (4,592,703)
  From net realized gain                       (4,993,649)    (16,545,094)              0              0
  Distributions in excess of realized gain              0               0               0              0

   Decrease                                    (6,497,345)    (17,995,335)     (6,961,844)    (4,592,703)


Shareholder transactions:
  Proceeds from shares sold                    11,616,596      14,631,379     228,941,817    158,840,614
  Reinvested distributions                      6,086,104      16,749,821       5,990,511      4,602,804
  Cost of shares redeemed                     (20,708,505)    (19,645,267)   (220,842,388)  (118,966,855)

   Increase (decrease)                         (3,005,805)     11,735,933      14,089,940     44,476,563


Net increase (decrease)                         3,470,154      (6,866,418)     14,089,940     44,476,563
Net assets at beginning of year                88,619,135      95,485,553     126,531,816     82,055,253

Net assets at end of year                  $   92,089,289  $   88,619,135  $  140,621,756  $ 126,531,816



Shares sold                                       658,719         703,472     228,941,817    158,840,614
Reinvested distributions                          342,609       1,052,984       5,990,511      4,602,804
Shares redeemed                                (1,278,979)       (947,933)   (220,842,388)  (118,966,855)


Net increase (decrease)                          (277,651)        808,523      14,089,940     44,476,563
Shares outstanding at beginning of year         5,518,654       4,710,131     126,531,816     82,055,253

Shares outstanding at end of year               5,241,003       5,518,654     140,621,756    126,531,816



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio

                                                        Bond                           Managed


                                             Year ended      Year ended      Year ended       Year ended
                                            Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000    Dec. 31, 1999


Increase in net assets from operations:
  Net investment income                    $    3,168,146  $    2,904,802  $    2,362,574  $   2,389,654
  Net realized gain (loss)                       (616,562)       (526,053)      2,109,483      7,330,258
  Net change in unrealized
   appreciation                                 2,485,282      (2,959,889)      4,588,118    (10,171,248)

   Net increase (decrease) in net assets
     from operations                            5,036,866        (581,140)      9,060,175       (451,336)


Dividends and distributions:
  From net investment income                   (3,294,648)     (2,916,994)     (2,354,868)    (2,419,622)
  From net realized gain                                0               0      (2,227,727)    (7,660,616)
  Distributions in excess of realized gain              0               0               0              0

   Decrease                                    (3,294,648)     (2,916,994)     (4,582,595)   (10,080,238)


Shareholder transactions:
  Proceeds from shares sold                    16,646,159      20,853,214       3,979,165      8,648,452
  Reinvested distributions                      3,151,765       2,916,994       4,582,595     10,080,238
  Cost of shares redeemed                     (16,421,595)    (20,533,807)    (12,864,172)   (12,492,676)

   Increase (decrease)                          3,376,329       3,236,401      (4,302,412)     6,236,014


Net increase (decrease)                         5,118,547        (261,733)        175,168     (4,295,560)
Net assets at beginning of year                49,827,978      50,089,711      68,816,400     73,111,960

Net assets at end of year                  $   54,946,525  $   49,827,978  $   68,991,568  $  68,816,400



Shares sold                                     1,545,920       1,934,109         617,270        564,421
Reinvested distributions                          300,454         288,783               0        790,359
Shares redeemed                                (1,555,396)     (1,907,042)     (1,001,607)      (817,303)


Net increase (decrease)                           290,978         315,850        (384,337)       537,477
Shares outstanding at beginning of year         4,940,799       4,624,949       5,370,417      4,832,940

Shares outstanding at end of year               5,231,777       4,940,799       4,986,080      5,370,417



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio

                                                   Tactical Asset               Conservative Investor


                                             Year ended      Year ended      Year ended       Year ended
                                            Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000    Dec. 31, 1999


Increase in net assets from operations:
  Net investment income                    $      143,368  $      172,080  $      302,900  $     210,141
  Net realized gain (loss)                        265,226        (119,972)        166,905        302,423
  Net change in unrealized
   appreciation                                    70,053        (209,826)       (169,354)      (141,649)

   Net increase (decrease) in net assets
     from operations                              478,647        (157,718)        300,451        370,915


Dividends and distributions:
  From net investment income                     (265,519)       (171,580)       (301,616)      (210,871)
  From net realized gain                         (143,244)              0        (264,782)      (260,746)
  Distributions in excess of realized gain              0               0         (11,178)             0

   Decrease                                      (408,763)       (171,580)       (577,576)      (471,617)


Shareholder transactions:
  Proceeds from shares sold                       255,064         484,093       2,051,507        813,634
  Reinvested distributions                        198,474         130,420         206,765         98,034
  Cost of shares redeemed                      (1,474,904)     (1,599,397)       (646,569)      (585,566)

   Increase (decrease)                         (1,021,366)       (984,884)      1,611,703        326,102


Net increase (decrease)                          (951,482)     (1,314,182)      1,334,578        225,400
Net assets at beginning of year                 5,154,707       6,468,889       6,506,641      6,281,241

Net assets at end of year                  $    4,203,225  $    5,154,707  $    7,841,219  $   6,506,641



Shares sold                                        20,918          37,148         204,297         78,005
Reinvested distributions                           15,958          10,783          21,101          9,679
Shares redeemed                                  (121,567)       (122,986)        (63,305)       (56,352)


Net increase (decrease)                           (84,691)        (75,055)        162,093         31,332
Shares outstanding at beginning of year           425,157         500,212         641,290        609,958

Shares outstanding at end of year                 340,466         425,157         803,383        641,290


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                                                                      Portfolio

                                                  Moderate Investor              Aggressive Investor


                                             Year ended      Year ended      Year ended       Year ended
                                            Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000    Dec. 31, 1999


Increase in net assets from operations:
  Net investment income                    $      223,444  $      172,144  $      139,819  $     108,119
  Net realized gain (loss)                        204,503         437,891         228,744        611,523
  Net change in unrealized
   appreciation                                  (548,521)         (2,225)       (849,612)       115,559

   Net increase (decrease) in net assets
     from operations                             (120,574)        607,810        (481,049)       835,201


Dividends and distributions:
  From net investment income                     (222,388)       (172,903)       (138,809)      (108,804)
  From net realized gain                         (371,193)       (322,282)       (501,104)      (395,749)
  Distributions in excess of realized gain        (16,506)              0          (7,564)             0

  Decrease                                       (610,087)       (495,185)       (647,477)      (504,553)


Shareholder transactions:
  Proceeds from shares sold                       823,937       1,188,164       1,207,967      1,333,348
  Reinvested distributions                        224,544         155,723         230,041        150,301
  Cost of shares redeemed                        (340,522)       (448,230)       (686,970)      (593,446)

   Increase (decrease)                            707,959         895,657         751,038        890,203


Net increase (decrease)                           (22,702)      1,008,282        (377,488)     1,220,851
Net assets at beginning of year                 7,811,969       6,803,687       7,901,606      6,680,755

Net assets at end of year                  $    7,789,267  $    7,811,969  $    7,524,118  $   7,901,606



Shares sold                                        79,757         113,195         114,115        124,928
Reinvested distributions                           23,351          14,896          24,243         13,888
Shares redeemed                                   (32,670)        (42,721)        (65,261)       (56,149)


Net increase (decrease)                            70,438          85,370          73,097         82,667
Shares outstanding at beginning of year           744,762         659,392         726,947        644,280

Shares outstanding at end of year                 815,200         744,762         800,044        726,947


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                                EQUITY PORTFOLIO
                                December 31, 2000

                                           Market
         Description           Shares       Value
Common Stock (91.9%)
  Aerospace (3.7%)
   Boeing Co.                    29,000 $  1,914,000
   Precision Castparts Corp.     35,600    1,497,425

                                           3,411,425

  Automotive & Auto Parts (8.8%)
   Bandag, Inc.                  67,300    2,729,856
   Carlisle Companies, Inc.      63,000    2,705,063
   Ford Motor Co.                42,900    1,005,469
   TBC Corp.*                   355,800    1,623,338
   Visteon Corp.                  5,617       64,595

                                           8,128,321

  Banks & Financial (11.9%)
   Bank One Corp.                52,663    1,928,782
   Citigroup, Inc.               67,821    3,463,110
   Ohio Casualty Corp.          134,600    1,346,000
   Washington Mutual, Inc.       79,085    4,196,448

                                          10,934,340

  Broadcasting & Publishing (2.9%)
   Chris-Craft Industries, Inc.* 30,743    2,044,410
   Meredith Corp.                20,700      666,281

                                           2,710,691

  Building & Building Products (5.9%)
   Fleetwood Enterprises, Inc.  102,300    1,074,150
   Lafarge Corp.                 88,100    2,081,363
   Toll Brothers, Inc.           56,400    2,305,350

                                           5,460,863

  Computer Hardware & Software (3.4%)
   Autodesk, Inc.                70,500    1,899,094
   International Business
      Machines Corp.             14,000    1,190,000

                                           3,089,094

  Electrical Equipment & Electronics (4.4%)
   Baldor Electric Co.          147,880    3,123,965
   Kemet Corp.                   59,000      892,375

                                           4,016,340

  Furniture & Apparel (17.0%)
   Hillenbrand Industries, Inc.  51,000    2,626,500
   Kellwood Co.                 109,600    2,315,300
   Kimball International, Inc.
      Class "B"                  87,800    1,273,100
   La-Z-Boy, Inc.               151,200    2,381,400
   Liz Claiborne, Inc.           71,500    2,976,188
   Reebok International*        148,900    4,070,926

                                          15,643,414

  Health Care (1.5%)
   McKesson HBOC, Inc.           38,600 $  1,385,354

                                           1,385,354

  Manufacturing (4.3%)
   Crane Co.                     67,300    1,913,844
   Trinity Industries            80,800    2,020,000

                                           3,933,844

  Metals & Mining (7.1%)
   AK Steel Holding Corp.       133,900    1,171,625
   ALCOA, Inc.                   60,000    2,010,000
   Cleveland-Cliffs, Inc.        58,300    1,257,094
   Phelps Dodge Corp.            38,500    2,148,781

                                           6,587,500

  Oil & Oil Services (6.4%)
   Royal Dutch Petroleum Co.     35,000    2,119,688
   Tidewater, Inc.               49,500    2,196,563
   Valero Energy Corp.           42,700    1,587,905

                                           5,904,156

  Paper & Forest Products (1.3%)
   Wausau-Mosinee Paper Corp.    49,900      505,237
   Willamette Industries         14,500      680,594

                                           1,185,831

  Retail (4.3%)
   Lands' End, Inc.*             59,950    1,505,944
   Longs Drug Stores, Inc.      100,700    2,429,388

                                           3,935,332

  Transportation (3.5%)
   Alexander & Baldwin, Inc.     81,400    2,136,750
   Norfolk Southern Corp.        83,400    1,110,263

                                           3,247,013

  Miscellaneous (5.5%)
   Brunswick Corp.               99,800    1,640,459
   Dow Chemical                  16,300      596,988
   Kelly Services, Inc.          51,900    1,226,138
   Michael Foods, Inc.           28,900      870,613
   P G & E Corp.                 38,994      779,880

                                           5,114,078

Total common stock (cost: $75,757,953)    84,687,596

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                          EQUITY PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                                   Description                                      Shares        Value


  Money Market Mutual Funds (4.6%)
   Federated Investors Prime Obligation                                             4,226,287 $  4,226,287


      Total money market mutual funds (cost: $4,226,287)                                         4,226,287



                                                        Interest      Maturity     Principal
                       Description                        Rate          Date        Amount


 Short-Term Notes (1.1%)
   General Motors Acceptance Corp.                          6.440%      02/06/01 $  1,000,000 $    993,750


      Total short-term notes (cost: $993,560)                                                      993,750


Cash and Cash Equivalents (2.4%)
  BONY Cash Reserve                                                                 2,254,337    2,254,337


      Total cash and cash equivalents (cost: $2,254,337)                                         2,254,337


Total Investments (cost: $83,232,137)                                                         $ 92,161,970


Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Short-term Notes (98.8%)
  U.S. Government & Agency Obligations (36.4%)
      Federal Home Loan Bank Discount Notes                 6.493%      01/31/01 $  5,700,000 $  5,669,695
      Federal Home Loan Bank Discount Notes                 6.400%      02/21/01    3,700,000    3,666,611
      Federal Home Loan Bank Discount Notes                 6.467%      01/03/01    5,000,000    4,998,231
      Federal Home Loan Bank Discount Notes                 6.519%      01/05/01    4,500,000    4,496,790
      Federal Home Loan Bank Discount Notes                 6.391%      01/30/01    5,000,000    4,974,504
      Federal Home Loan Bank Discount Notes                 6.455%      02/15/01    2,000,000    1,984,125
      Federal Home Loan Mortgage Corp. Discount Notes       6.535%      01/04/01    2,700,000    2,698,553
      Federal Home Loan Mortgage Corp. Discount Notes       6.454%      01/18/01    2,500,000    2,492,503
      Federal National Mortgage Association Discount Notes  6.464%      01/04/01    7,000,000    6,996,271
      Federal National Mortgage Association Discount Notes  6.514%      01/11/01    2,000,000    1,996,439
      Federal National Mortgage Association Discount Notes  6.474%      02/01/01    3,200,000    3,182,447
      Federal National Mortgage Association Discount Notes  6.463%      02/14/01    2,000,000    1,984,478
      Federal National Mortgage Association Discount Notes  6.452%      02/15/01    1,400,000    1,388,843

                                                                                                46,529,490

  Corporate Obligations (62.4%)
   Agricultural & Constructional Machinery (4.8%)
      John Deere Capital Corp.                              6.589%      01/05/01    1,000,000    1,000,000
      John Deere Capital Corp.                              6.647%      01/17/01    1,000,000    1,000,000
      John Deere Capital Corp.                              6.613%      01/19/01    1,600,000    1,600,000
      John Deere Capital Corp.                              6.611%      02/09/01    1,500,000    1,500,000
      John Deere Capital Corp.                              6.607%      02/13/01    1,000,000    1,000,000

                                                                                                 6,100,000

   Automotive (9.1%)
      Ford Motor Credit Corp.                               6.572%      01/08/01    1,200,000    1,200,000
      Ford Motor Credit Corp.                               6.587%      01/08/01    1,000,000    1,000,000
      Ford Motor Credit Corp.                               6.583%      01/26/01    2,000,000    2,000,000
      Ford Motor Credit Corp.                               6.586%      02/02/01    1,000,000    1,000,000
      Ford Motor Credit Corp.                               6.513%      02/09/01      800,000      800,000
      General Motors Acceptance Corp.                       6.620%     01/17/01     2,600,000    2,600,000
      General Motors Acceptance Corp.                       6.630%      01/26/01    1,500,000    1,500,000
      General Motors Acceptance Corp.                       6.369%     03/19/01     1,500,000    1,500,000

                                                                                                11,600,000

   Banks (3.9%)
      Wells Fargo Bank                                      6.607%      01/24/01    4,000,000    4,000,000
      Wells Fargo Bank                                      6.597%      02/13/01    1,000,000    1,000,000

                                                                                                 5,000,000

   Business Finance (8.8%)
      CIT Group Holdings                                    6.611%      01/11/01    3,500,000    3,500,000
      CIT Group Holdings                                    6.616%      01/16/01    2,000,000    2,000,000
      General Electric Capital Corp.                        6.657%      01/09/01    1,500,000    1,500,000
      General Electric Capital Corp.                        6.633%      01/19/01    1,800,000    1,800,000
      General Electric Capital Corp.                        6.623%      01/19/01    1,000,000    1,000,000
      General Electric Capital Corp.                        6.609%      01/22/01    1,400,000    1,400,000

                                                                                                11,200,000


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Short-term Notes (98.8%) (continued)
   Consumer Finance (19.1%)
      American Express Credit Corp.                         6.570%      01/25/01 $  1,500,000 $  1,500,000
      American Express Credit Corp.                         6.491%      01/30/01    1,500,000    1,500,000
      American Express Credit Corp.                         6.576%      02/15/01    1,700,000    1,700,000
      American Express Credit Corp.                         6.370%      03/20/01    1,500,000    1,500,000
      American General Finance                              6.621%      01/12/01      800,000      800,000
      American General Finance                              6.621%      01/19/01    1,000,000    1,000,000
      American General Finance                              6.546%      02/01/01    1,100,000    1,100,000
      American General Finance                              6.619%      02/05/01    1,000,000    1,000,000
      American General Finance                              6.609%      02/20/01    2,100,000    2,100,000
      Associates Corp. of North America                     6.567%      01/05/01    1,800,000    1,800,000
      Associates Corp. of North America                     6.609%      02/16/01    2,500,000    2,500,000
      Associates Corp. of North America                     6.629%      02/26/01    1,500,000    1,500,000
      Household Finance Corp.                               6.642%      01/05/01    1,200,000    1,200,000
      Household Finance Corp.                               6.647%      01/22/01    2,400,000    2,400,000
      Household Finance Corp.                               6.618%      01/22/01    1,800,000    1,800,000
      Household Finance Corp.                               6.399%      03/12/01    1,000,000    1,000,000

                                                                                                24,400,000

   Information Technology (3.9%)
      International Business Machines Credit Corp.         6.543%       01/16/01    2,000,000    2,000,000
      International Business Machines Credit Corp.         6.546%       02/02/01    3,000,000    3,000,000

                                                                                                 5,000,000

   Insurance (4.0%)
      Prudential Funding Corp.                              6.627%      01/02/01    1,300,000    1,300,000
      Prudential Funding Corp.                              6.551%      01/12/01    1,600,000    1,600,000
      Prudential Funding Corp.                              6.609%      01/17/01    1,200,000    1,200,000
      Prudential Funding Corp.                              6.587%      02/02/01    1,000,000    1,000,000

                                                                                                 5,100,000

   Oil & Oil Services (4.7%)
      Texaco, Inc.                                          6.545%      01/16/01    2,000,000    2,000,000
      Texaco, Inc.                                          6.566%      02/13/01    4,000,000    4,000,000

                                                                                                 6,000,000

   Miscellaneous (4.1%)
      Motorola, Inc.                                        6.409%      04/09/01    1,300,000    1,277,776
      Verizon Global Funding                                6.573%      01/12/01    4,000,000    3,992,019

                                                                                                 5,269,795




      Total short-term notes (cost: $126,199,285)                                              126,199,285



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                                   Description                                      Shares        Value

Money Market Mutual Funds (1.2%)
      Dreyfus Masternote Account                                                      592,040 $    592,040
      Federated Investors Prime Obligation                                            985,531      985,531


      Total money market mutual funds (cost: $1,577,571)                                         1,577,571


Total Investments (cost: $127,776,856)                                                        $127,776,856


Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                                 BOND PORTFOLIO
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-term Notes and Bonds (97.3%)
  U.S. Government & Agency Obligations (25.5%)
   Federal National Mortgage Association MTN               5.750%       04/15/03 $  1,500,000 $  1,503,044
   Federal National Mortgage Association MTN               5.625%       05/14/04      850,000      848,538
   Federal National Mortgage Association MTN               7.000%       07/15/05    1,550,000    1,626,772
   U.S. Treasury Inflation Indexed Bond                     3.375%      01/15/07      549,090      538,624
   U.S. Treasury Bonds                                      8.000%      11/15/21      850,000    1,099,951
   U.S. Treasury Notes                                      5.250%      08/15/03      750,000      751,883
   U.S. Treasury Notes                                      4.750%      02/15/04    3,900,000    3,852,459
   U.S. Treasury Notes                                      6.125%      08/15/07      200,000      210,594
   U.S. Treasury Notes                                      7.250%      05/15/16    2,875,000    3,381,719

                                                                                                13,813,584


  Mortgage-Backed and Asset-Backed Securities (38.9%)
   Federal National Mortgage Association CMO 1991-G46-G     7.500%      12/25/09      600,000      609,000
   Federal Home Loan Mortgage Corp. Gold Pool #E00543       6.000%      04/01/13      182,580      180,639
   Federal Home Loan Mortgage Corp. Gold Pool #G10817       6.000%      06/01/13      540,367      534,622
   Federal Home Loan Mortgage Corp. Gold Pool #E71048       6.000%      07/01/13       27,064       26,777
   Federal Home Loan Mortgage Corp. Gold Pool #E00565       6.000%      08/01/13      398,900      394,660
   Federal Home Loan Mortgage Corp. Gold Pool #E72468       5.500%      10/01/13      636,793      620,274
   Federal Home Loan Mortgage Corp. Gold Pool #E77035       6.500%      05/01/14      543,865      543,865
   Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%      07/01/14    1,067,280    1,067,280
   Federal Home Loan Mortgage Corp. Gold Pool #E78727       6.500%      10/01/14       46,827       46,827
   Federal Home Loan Mortgage Corp. Gold Pool #C14364       6.500%      09/01/28      587,232      579,892
   Federal Home Loan Mortgage Corp. Gold Pool #C14872       6.500%      09/01/28      148,381      146,527
   Federal Home Loan Mortgage Corp. Gold Pool #C20300       6.500%      01/01/29    1,025,090    1,012,277
   Federal Home Loan Mortgage Corp. Gold Pool #C30716       6.500%      09/01/29      985,596      972,655
   Federal Home Loan Mortgage Corp. Gold Pool #C39168       8.000%      06/01/30      448,344      459,692
   Federal Home Loan Mortgage Corp. Gold Pool #C41636       8.000%      08/01/30      966,524      990,986
   Federal Home Loan Mortgage Corp.
      Series 2075 Class PE CMO                              6.500%      04/15/21      400,000      405,124
   Federal Home Loan Mortgage Corp. Gold Pool              7.000%       03/15/10      500,000      534,920
   Federal Home Loan Mortgage Corp. Gold Pool              6.500%       06/01/29      315,832      311,685
   Federal Home Loan Mortgage Corp. Gold Pool              6.500%       07/01/29    1,945,676    1,920,129
   Federal Home Loan Mortgage Corp. Gold Pool              6.500%       07/01/29      962,124      949,491
   Federal Home Loan Mortgage Corp. Gold Pool              6.750%       09/15/29      500,000      534,383
   Federal Home Loan Mortgage Corp. Gold Pool              7.000%       12/01/29    1,192,772    1,195,373
   Federal Home Loan Mortgage Corp. Gold Pool              7.000%       01/01/30      744,804      746,427
   FNMA Pool #511483                                        8.000%      09/01/29      628,128      643,630
   FNMA Pool #533500                                        8.000%      03/01/30      587,180      601,671
   FNMA Pool #522919                                        8.000%      06/01/30      167,852      171,995
   GNMA Pool #424739                                        7.500%      05/15/26      315,570      321,292
   GNMA Pool #425039                                        7.500%      05/15/26       16,419       16,717
   GNMA Pool #416402                                        7.500%      07/15/26       12,614       12,843
   GNMA Pool #415539                                        8.000%      07/15/27      157,017      161,186
   GNMA Pool #443216                                        8.000%      07/15/27      346,789      355,996
   GNMA Pool #452827                                        7.500%      02/15/28      249,900      254,431
   GNMA Pool #521584                                        7.500%      11/15/29      481,017      489,280
   GNMA Pool #519095                                        7.500%      12/15/29      947,313      963,587
   GNMA Pool #521472                                        7.500%      01/15/30      793,683      807,318

(continued on next page)
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-term Notes and Bonds (97.3%) (continued)
  Mortgage-Backed and Asset-Backed Securities (38.9%) (continued)
   GNMA Pool #529534                                        8.000%      08/15/30 $    968,013 $    991,826
   MSDWC 00-1345                                            7.576%      09/03/10      500,000      528,986

                                                                                                21,104,263


  Corporate Obligations (32.9%)
   Aerospace & Defense (1.8%)
      Lockheed Martin Corp.                                 8.500%      12/01/29      850,000      961,967

                                                                                                   961,967

   Banking (1.7%)
      Korea Development Bank Notes                          7.375%     09/17/04       500,000      501,759
      PNC Funding Corp. Notes                               6.875%      03/01/03      400,000      401,084

                                                                                                   902,843

   Business Finance (1.5%)
      General Electric Capital Corp.                        7.000%     02/03/03       800,000      818,824

                                                                                                   818,824

   Chemicals (2.0%)
      Equistar Chemicals LP                                 8.750%      02/15/09      600,000      519,506
      ICI Wilmington Notes                                  6.750%      09/15/02      600,000      592,020

                                                                                                 1,111,526

   Consumer Non-Durables (1.7%)
      Anheuser-Busch Cos. Inc. Debentures                   6.750%      12/15/27      400,000      397,248
      Conagra, Inc.                                         7.875%      09/15/10      500,000      539,820

                                                                                                   937,068

   Consumer Services (0.9%)
      Service Corp. International                           6.875%      10/01/07      900,000      481,500

                                                                                                   481,500

   Electric Utility (3.8%)
      AES Corp.                                             9.375%      09/15/10      500,000      513,750
      Dominion Resources                                    7.625%      07/15/05      600,000      626,420
      Hydro-Quebec Debenture                                8.050%      07/07/24      400,000      459,192
      Texas-New Mexico Power                                6.250%      01/15/09      500,000      459,620

                                                                                                 2,058,982

   Energy (1.5%)
      Petroliam Nasional Berhad Notes                       7.125%     10/18/06       500,000      501,704
      Union Pacific Resources Debentures                    7.050%     05/15/18       300,000      295,554

                                                                                                   797,258


The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-term Notes and Bonds (97.3%) (continued)
  Corporate Obligations (32.9%) (continued)
   Finance Company (2.0%)
      Ford Motor Credit Corp. Notes                         7.600%      08/01/05 $    500,000 $    513,889
      PEMEX Finance                                         9.140%      08/15/04      500,000      528,303

                                                                                                 1,042,192

   Gas Utility/Gas Pipeline (1.3%)
      El Paso Natural Gas Company Notes                     7.750%      01/15/02      200,000      202,482
      Kinder Morgan                                         7.500%      11/01/10      500,000      519,880

                                                                                                   722,362

   Health Care (1.7%)
      Beckman Coulter                                       7.450%      03/04/08      500,000      480,470
      Boston Scientific                                     6.625%      03/15/05      500,000      443,410

                                                                                                   923,880

   Media (0.9%)
      Cox Entertainment                                     8.000%      02/15/07      500,000      514,582

                                                                                                   514,582

   Other Finance (2.8%)
      ERAC USA                                              6.375%      05/15/03      500,000      493,125
      Osprey Trust                                          8.310%      01/15/03    1,000,000    1,021,606

                                                                                                 1,514,731

   Paper & Forest Products (1.2%)
      Abitibi-Consolidated                                  8.850%      08/01/30      700,000      667,520

                                                                                                   667,520

   Real Estate Investment Trust (REIT) (1.8%)
      EOP Operating LP                                      6.500%      01/15/04      500,000      495,000
      Simon Property Group, Inc.                            6.750%      02/09/04      500,000      488,630

                                                                                                   983,630

   Retail Merchandising (0.8%)
      K-Mart Corp.                                          8.375%      12/01/04      500,000      451,337

                                                                                                   451,337

   Telecommunications (2.6%)
      British Telecommunications PLC                        8.125%      12/15/10      500,000      507,621
      GTE Corp. Debentures                                  6.940%      04/15/28      500,000      458,860
      KPN NV                                                7.500%      10/01/05      250,000      241,620
      Sprint Capital Corp.                                  6.875%      11/15/28      200,000      161,718

                                                                                                 1,369,819




The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                           BOND PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-term Notes and Bonds (97.3%) (continued)
  Corporate Obligations (32.9%) (continued)
   Telecomunications Equipment (0.9%)
      Motorola, Inc.                                        7.625%      11/15/10 $    500,000 $    514,963

                                                                                                   514,963

   Transportation (2.0%)
      Continental Airlines 1999-01A-A EETC                  6.545%      02/02/19      583,163      560,851
      United Airlines                                       7.186%      04/01/11      500,000      509,980

                                                                                                 1,070,831


      Total corporate obligations                                                               17,845,815


   Total long-term notes and bonds (cost: $52,149,572)                                          52,763,662




                                   Description                                      Shares

Money Market Mutual Funds (0.4%)
  Federated Investors Prime Obligation                                                214,206      214,206


      Total money market mutual funds (cost: $214,206)                                             214,206


Mutual Funds (2.1%)
  Federated High Yield Fund                                                           172,664    1,155,119


      Total mutual funds (cost: $1,299,998)                                                      1,155,119


Cash and Cash Equivalents (0.2%)
  BONY Cash Reserve                                                                                106,155


      Total cash and cash equivalents (cost: $106,155)                                             106,155


      Total Investments (cost: $53,769,931)                                                   $ 54,239,142

Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                               MANAGED PORTFOLIO
                                December 31, 2000

                                           Market
         Description           Shares       Value

Common Stock (55.3%)
  Aerospace (2.1%)
   Boeing Co.                    13,000 $    858,000
   Precision Castparts Corp.     14,600      614,113

                                           1,472,113

  Automotive & Auto Parts (5.2%)
   Bandag, Inc.                  30,000    1,216,874
   Carlisle Companies, Inc.      27,700    1,189,369
   Ford Motor Co.                18,600      435,938
   TBC Corp.*                   155,600      709,925
   Visteon Corp.                  2,435       28,003

                                           3,580,109

  Banks & Financial (7.2%)
   Bank One Corp.                23,385      856,475
   Citigroup, Inc.               30,528    1,558,836
   Ohio Casualty Corp.           59,800      598,000
   Washington Mutual, Inc.       35,705    1,894,597

                                           4,907,908

  Broadcasting & Publishing (1.9%)
   Chris-Craft Industries, Inc.* 12,448      827,792
   Meredith Corp.                14,500      466,719

                                           1,294,511

  Building & Building Products (3.4%)
   Fleetwood Enterprises, Inc.   44,800      470,400
   Lafarge Corp.                 39,500      933,188
   Toll Brothers, Inc.           22,600      923,775

                                           2,327,363

  Computer Hardware & Software (2.0%)
   Autodesk, Inc.                30,700      826,981
   International Business
      Machines Corp.              6,400      544,000

                                           1,370,981

  Electrical Equipment & Electronics (2.5%)
   Baldor Electric Co.           60,500    1,278,063
   Kemet Corp.                   28,600      432,575

                                           1,710,638

  Furniture & Apparel (10.2%)
   Hillenbrand Industries, Inc.  22,400    1,153,600
   Kellwood Co.                  48,900    1,033,013
   Kimball International, Inc.
      Class "B"                  39,500      572,750
   La-Z-Boy, Inc.                66,900    1,053,675
   Liz Claiborne, Inc.           32,200    1,340,325
   Reebok International*         67,300    1,839,982

                                           6,993,345

  Health Care (0.9%)
   McKesson HBOC, Inc.           18,000 $    646,020

                                             646,020

  Manufacturing (2.5%)
   Crane Co.                     29,100      827,531
   Trinity Industries            34,600      865,000

                                           1,692,531

  Metals & Mining (4.2%)
   AK Steel Holding Corp.        61,000      533,750
   ALCOA, Inc.                   25,900      867,650
   Cleveland-Cliffs, Inc.        25,900      558,469
   Phelps Dodge Corp.            16,600      926,487

                                           2,886,356

  Oil & Oil Services (3.9%)
   Royal Dutch Petroleum Co.     15,300      926,606
   Tidewater, Inc.               22,300      989,563
   Valero Energy Corp.           19,500      725,156

                                           2,641,325

  Paper & Forest Products (0.8%)
   Wausau-Mosinee Paper Corp.    22,100      223,763
   Willamette Industries          6,800      319,175

                                             542,938

  Retail (2.5%)
   Lands' End, Inc.*             25,900      650,608
   Longs Drug Stores, Inc.       44,700    1,078,388

                                           1,728,996

  Transportation (2.3%)
   Alexander & Baldwin, Inc.     41,600    1,092,000
   Norfolk Southern Corp.        38,600      513,863

                                           1,605,863

  Miscellaneous (3.7%)
   Brunswick Corp.               45,500      747,905
   Dow Chemical                   6,900      252,712
   Kelly Services, Inc.          25,200      595,349
   Michael Foods, Inc.           21,400      644,675
   P G & E Corp.                 15,954      319,080

                                           2,559,721

Total common stock (cost: $33,749,464)    37,960,718

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-Term Notes and Bonds (40.7%)
  U.S. Government and Agency Obligations (12.2%)
   Federal National Mortgage Association MTN               5.750%       04/15/03 $    900,000 $    901,827
   Federal National Mortgage Association MTN               5.625%       05/14/04      375,000      374,355
   Federal National Mortgage Association MTN               7.000%       07/15/05    2,300,000    2,413,919
   U.S. Treasury Inflation Indexed Bond                     3.375%      01/15/07      329,454      323,175
   U.S. Treasury Bonds                                      8.000%      11/15/21      850,000    1,099,951
   U.S. Treasury Notes                                      4.750%      02/15/04    1,500,000    1,481,715
   U.S. Treasury Notes                                      6.750%      05/15/05      400,000      426,124
   U.S. Treasury Notes                                      7.250%      05/15/16    1,125,000    1,323,281

                                                                                                 8,344,347


  Mortgage-Backed and Asset-Backed Securities (16.8%)
   Federal Home Loan Mortgage Corp. Gold Pool #E00543       6.000%      04/01/13      375,094      371,107
   Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%      07/01/14      667,050      667,050
   Federal Home Loan Mortgage Corp. Gold Pool #E00878       6.500%      07/01/15      497,489      497,577
   Federal Home Loan Mortgage Corp. Gold Pool #C14872       6.500%      09/01/28      555,409      548,467
   Federal Home Loan Mortgage Corp. Gold Pool #C40544       8.000%      07/01/30       86,518       88,588
   Federal Home Loan Mortgage Corp. Gold Pool #C41004       8.000%      08/01/30      544,245      557,267
   Federal Home Loan Mortgage Corp.
      Series 2075 Class PE CMO                              6.500%      04/15/21      300,000      303,843
   Federal Home Loan Mortgage Corp. Discount Notes          6.500%      06/01/29      599,695      591,821
   Federal Home Loan Mortgage Corp. Discount Notes          6.500%      07/01/29      962,124      949,491
   Federal Home Loan Mortgage Corp. Discount Notes          6.500%      07/01/29      972,838      960,064
   Federal Home Loan Mortgage Corp. Discount Notes          6.750%      09/15/29      250,000      267,192
   Federal Home Loan Mortgage Corp. Discount Notes          7.000%      12/01/29    1,452,353    1,455,519
   FNMA Pool #511483                                        8.000%      09/01/29      269,198      275,842
   FNMA Pool #533500                                        8.000%      03/01/30      391,453      401,114
   FNMA Pool #522919                                        8.000%      06/01/30      345,578      354,107
   GNMA Pool #422407                                        6.500%      01/15/26      149,025      147,767
   GNMA Pool #425983                                        6.500%      03/15/26      228,843      226,625
   GNMA Pool #424578                                        6.500%      04/15/26      385,417      381,682
   GNMA Pool #431962                                        6.500%      05/15/26      264,108      261,549
   GNMA Pool #436741                                        7.500%      01/15/27      298,247      303,654
   GNMA Pool #443216                                        8.000%      07/15/27      181,405      186,221
   GNMA Pool #451312                                        8.000%      07/15/27      106,940      109,780
   GNMA Pool #521584                                        7.500%      11/15/29      288,610      293,568
   GNMA Pool #519095                                        7.500%      12/15/29      378,925      385,435
   GNMA Pool #521472                                        7.500%      01/15/30      595,262      605,489
   MSDWC 00-1345                                            7.576%      09/03/10      300,000      317,390

                                                                                                11,508,209



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-Term Notes and Bonds (40.7%) (continued)
  Corporate Obligations (11.7%)
   Aerospace & Defense (0.4%)
      Lockheed Martin Corp.                                 8.500%      12/01/29 $    250,000 $    282,933

                                                                                                   282,933

   Banking (1.0%)
      Korea Development Bank Notes                          7.375%     09/17/04       400,000      401,407
      PNC Funding Corp. Notes                               6.875%      03/01/03      300,000      300,813

                                                                                                   702,220

   Chemicals (0.8%)
      Equistar Chemicals LP                                 8.750%      02/15/09      200,000      173,169
      ICI Wilmington Notes                                  6.750%      09/15/02      400,000      394,680

                                                                                                   567,849

   Consumer Non-Durables (1.1%)
      Anheuser-Busch Cos. Inc. Debentures                   6.750%      12/15/27      450,000      446,904
      Conagra, Inc.                                         7.875%      09/15/10      300,000      323,892

                                                                                                   770,796

   Consumer Services (0.2%)
      Service Corp. International                           6.875%      10/01/07      200,000      107,000

                                                                                                   107,000

   Electric Utility (1.2%)
      Dominion Resources                                    7.625%      07/15/05      400,000      417,613
      Hydro-Quebec Debenture                                8.050%      07/07/24      250,000      286,995
      Texas-New Mexico Power                                6.250%      01/15/09      150,000      137,886

                                                                                                   842,494

   Energy (1.1%)
      Petroliam Nasional Berhad Notes                       7.125%      10/18/06      500,000      501,704
      Union Pacific Resources Debentures                    7.050%      05/15/18      250,000      246,295

                                                                                                   747,999

   Finance Company (0.5%)
      Ford Motor Credit Corp. Notes                         7.600%      08/01/05      150,000      154,167
      PEMEX Finance                                         9.140%      08/15/04      200,000      211,321

                                                                                                   365,488

   Gas Utility/Gas Pipeline (0.6%)
      El Paso Natural Gas Company Notes                     7.750%      01/15/02      100,000      101,241
      Kinder Morgan                                         7.500%      11/01/10      300,000      311,928

                                                                                                   413,169



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-Term Notes and Bonds (40.7%) (continued)
  Corporate Obligations (11.7%) (continued)
   Health Care (0.4%)
      Beckman Coulter                                       7.450%      03/04/08 $    150,000 $    144,141
      Boston Scientific                                     6.625%      03/15/05      175,000      155,194

                                                                                                   299,335

   Media (0.5%)
      Cox Entertainment                                     8.000%      02/15/07      300,000      308,749

                                                                                                   308,749

   Other Finance (0.9%)
      ERAC USA                                              6.375%      05/15/03      260,000      256,425
      Osprey Trust                                          8.310%      01/15/03      350,000      357,562

                                                                                                   613,987

   Paper & Forest Products (0.3%)
      Abitibi-Consolidated                                  8.850%      08/01/30      200,000      190,720

                                                                                                   190,720

   Real Estate Investment Trust (REIT) (0.4%)
      EOP Operating LP                                      6.500%      01/15/04      150,000      148,500
      Simon Property Group, Inc.                            6.750%      02/09/04      150,000      146,589

                                                                                                   295,089

   Retail Merchandising (0.3%)
      K-Mart Corp.                                          8.375%      12/01/04      200,000      180,535

                                                                                                   180,535

   Telecommunications (0.8%)
      British Telecommunications PLC                        8.125%      12/15/10      200,000      203,048
      GTE Corp. Debentures                                  6.940%      04/15/28      350,000      321,202
      Sprint Capital Corp.                                  6.875%      11/15/28       50,000       40,430

                                                                                                   564,680

   Telecommunication Equipment (0.5%)
      Motorola, Inc.                                        7.625%      11/15/10      300,000      308,978

                                                                                                   308,978

   Transportation (0.7%)
      Continental Airlines 1999-01A-A EETC                  6.545%      02/02/19      194,388      186,950
      United Airlines                                       7.186%      04/01/11      300,000      305,985

                                                                                                   492,935


      Total corporate obligations                                                                8,054,956


   Total long-term notes and bonds (cost: $27,389,500)                                          27,907,512



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         MANAGED PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                                   Description                                      Shares        Value

  Money Market Mutual Funds (0.2%)
   Federated Investors Prime Obligation                                               123,272 $    123,272


      Total money market mutual funds (cost: $123,272)                                             123,272


  Mutual Funds (0.4%)
   Federated High Yield Fund                                                           36,572      244,665


      Total mutual funds (cost: $275,000)                                                          244,665


  Cash and Cash Equivalents (3.4%)
   BONY Cash Reserve                                                                2,366,980    2,366,980


      Total cash and cash equivalents (cost: $2,366,980)                                         2,366,980


   Total Investments (cost: $63,904,217)                                                      $ 68,603,147

Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                      TACTICAL ASSET ALLOCATION PORTFOLIO
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (73.2%)
  Automotive & Auto Parts (5.0%)
   Ford Motor Co.                 3,500 $     82,030
   Paccar, Inc.                   2,000       98,500
   Visteon Corp.                  2,405       27,658

                                             208,188

  Banking (17.8%)
   Bank America Corp.             2,000       91,750
   BB & T Corp.                   2,000       74,625
   Chase Manhattan Corp.          2,550      115,865
   Comerica, Inc.                 1,000       59,375
   Fleet Boston Financial Corp.   4,700      176,544
   Summit Bancorp.                6,000      229,125

                                             747,284

  Capital Goods (1.4%)
   Caterpillar, Inc.              1,250       59,141

                                              59,141

  Chemicals (1.8%)
   E.I. Dupont De Nemours & Co.   1,600       77,300

                                              77,300

  Computer Hardware (1.1%)
   Compaq Computer Corp.          3,000       45,150

                                              45,150

  Consumer Non-Durables (3.7%)
   Philip Morris Companies, Inc.  3,500      154,000

                                             154,000

  Electrical Equipment &Electronics (1.7%)
   Raytheon Co.                   2,300       71,444

                                              71,444

  Government Sponsored Enterprises (7.4%)
   Fannie Mae                     2,000      173,500
   Federal Home
      Loan Mortgage Corp.         2,000      137,750

                                             311,250

  Health Care (1.3%)
   Merck & Co.                      600       56,175

                                              56,175

  Insurance (5.0%)
   Lincoln National Corp.         4,400      208,175

                                             208,175

  Metals & Mining (2.1%)
   ALCOA, Inc.                      800 $     26,800
   Minnesota Mining &
      Manufacturing Co.             500       60,250

                                              87,050

  Oil & Oil Services (7.5%)
   Diamond Offshore Drilling      3,000      120,000
   Exxon Mobil Corp.                800       69,550
   Texaco, Inc.                   2,000      124,250

                                             313,800

  Real Estate (3.1%)
   RFS Hotel Investors, Inc.     10,000      130,625

                                             130,625

  Restaurants (0.8%)
   Tricon Global Restaurants Inc.*1,000       33,000

                                              33,000

  Telecommunications (8.3%)
   A T & T Corp.                  2,000       34,625
   Alltel Corp.                   1,600       99,900
   Sprint Corp.                   5,600      113,750
   Verizon Communications, Inc.   2,000      100,250

                                             348,525

  Miscellaneous (5.2%)
   Albertson's, Inc.              1,500       39,750
   Alliance Capital Management
      Holdings LLP                1,400       70,875
   Fox Entertainment Group. Inc.  1,600       28,600
   Walt Disney Co.                2,800       81,025

                                             220,250

   Total common stock (cost: $2,817,353)             3,071,357



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                TACTICAL ASSET ALLOCATION PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-Term Notes & Bonds (15.9%)
   Banking (3.5%)
      First Union National-N.C.                             6.180%      02/15/36 $    150,000 $    144,861

                                                                                                   144,861

   Electric Utility (3.4%)
      Washington Water Power                                5.990%      12/10/07      150,000      142,083

                                                                                                   142,083

   Finance Company (1.8%)
      Commercial Credit Co.                                 6.625%      06/01/15       75,000       75,647

                                                                                                    75,647

   Radio (2.4%)
      Cox Radio, Inc.                                       6.375%      05/15/05      100,000      100,244

                                                                                                   100,244

   Real Estate Investment Trust (REIT) (4.8%)
      New Plan                                              7.400%      09/15/09      200,000      191,202

                                                                                                   191,202


   Total long-term notes and bonds (cost: $671,122)                                                668,732


Short-Term Notes and Bonds (7.2%)
  Household Finance Co.                                     6.450%      03/15/01      150,000      150,099
  PHH Corp.                                                 7.020%      11/09/01      150,000      151,011

      Total short-term notes and bonds (cost: $300,036)                                            301,110


Cash and Cash Equivalents (3.7%)
  BONY Cash Reserve                                                                                151,842

      Total cash and cash equivalents (cost: $151,842)                                             151,842


Total Investments (cost: $3,940,353)                                                          $  4,178,346


Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                        CONSERVATIVE INVESTOR PORTFOLIO
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (39.3%)
  Advertising (0.2%)
   Lamar Advertising Co.            310 $     11,964
   Publicis Groupe ADR              100        3,363

                                              15,327

  Aerospace (0.6%)
   Boeing Co.                       300       19,800
   Precision Castparts Corp.        700       29,444

                                              49,244

  Automotive & Auto Parts (2.2%)
   Bandag, Inc.                   1,300       52,731
   Carlisle Companies, Inc.       1,200       51,525
   DaimlerChrysler Co. AG            65        2,678
   Ford Motor Co.                   900       21,094
   PSA Peugeot Citroen
      Sponsored ADR                  99        5,630
   TBC Corp.*                     7,200       32,850
   Toyota Motor Corp.
      Sponsored ADR                  63        3,966

                                             170,474

  Banks (1.2%)
   Abbey National PLC                97        3,532
   Banco Santander CEN
      Sponsored ADR                 400        4,225
   Bank One Corp.                 1,000       36,625
   DBS Group Holdings ADR           127       10,724
   Deutsche Bank Sponsored ADR       57        4,813
   Fortis (NL) Sponsored ADR        171        5,554
   HSBC Holdings PLC
      Sponsored ADR                 100        7,360
   National Australia Bank
      LTD ADR                       100        8,144
   San Paolo-IMI SPA
      Sponsored ADR                 199        6,455
   UBS Registered                    30        4,902

                                              92,334

  Biotechnology (0.9%)
   Amgen, Inc.                      550       35,166
   Biogen, Inc.                     130        7,808
   Chiron Corp.                     230       10,235
   Genentech, Inc.                  170       13,855

                                              67,064


  Broadcasting & Publishing (0.5%)
   Canal Plus                       300 $        213
   Chris-Craft Industries, Inc.*    221       14,695
   Clear Channel Communication      200        9,688
   Reed International PLC
      Sponsored ADR                 100        4,263
   USA Networks, Inc.               290        5,637
   VNU N.V. Sponsored ADR           100        4,914

                                              39,410

  Building & Building Products (1.3%)
   Fleetwood Enterprises, Inc.    2,200       23,100
   Lafarge Corp.                  1,700       40,162
   Toll Brothers, Inc.              900       36,788

                                             100,050

  Chemicals (0.2%)
   Akzo Nobel N.V.
      Sponsored  ADR                 73        3,887
   Dow Chemical                     300       10,988
   Syngenta AG - ADR                 12          131

                                              15,006

  Computer Equipment &
      Hardware (2.5%)
   Apple Computer, Inc.             380        5,652
   Brocade Communications
      Systems, Inc.                 130       11,936
   Canon, Inc. Sponsored ADR        200        6,738
   Cisco Systems, Inc.            1,600       61,200
   Dell Computer Corp.              850       14,875
   EMC Corp.                        490       32,585
   Emulex Corp.                     110        8,793
   Ingram Micro, Inc. - CL~A        500        5,625
   International Business
      Machines Corp.                300       25,500
   NCR Corp.                        120        5,895
   Sun Microsystems, Inc.           450       12,544

                                             191,343

  Computer Software &
      Services (1.8%)
   Autodesk, Inc.                 1,350       36,365
   Microsoft, Inc.                1,220       52,918
   Oracle Corp.                   1,210       35,166
   Veritas Software, Inc.           150       13,134

                                             137,583


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (39.3%) (continued)
  Diversified Operations (0.2%)
   Hutchinson Whampoa
      Ltd. ADR                      100 $      6,234
   Vivendi Universal
      Sponsored ADR                 120        7,838

                                              14,072

  Electrical Equipment &
      & Electronics (3.0%)
   Applied Materials, Inc.          260        9,929
   Baldor Electric Co.            2,700       57,038
   Fujitsu Ltd. ADR                  31        2,286
   Intel Corp.                    1,630       49,002
   JDS Uniphase Corp.               150        6,253
   Juniper Networks, Inc.            60        7,564
   Kemet Corp.                    1,200       18,150
   Kyocera Corp. Sponsored ADR      100       10,619
   National Semiconductor Corp.     810       16,301
   Philips Electronics - NY SHR     194        7,033
   PMC-Sierra, Inc.                  80        6,290
   Sony Corp. ADR                   100        6,975
   Texas Instruments, Inc.          400       18,950
   Xilinx, Inc.                     490       22,600

                                             238,990

  Financial Services (2.6%)
   Citigroup, Inc.                1,553       79,300
   ING Groep N.V.
      Sponsored ADR                 291       23,316
   Orix Corporation
      Sponsored ADR                 100        4,825
   TD Waterhouse Group, Inc.        430        5,698
   Washington Mutual, Inc.        1,600       84,900

                                             198,039

  Food, Beverage, Tobacco (1.1%)
   Anheuser-Busch Companies, Inc.   130        5,915
   Coca-Cola Enterprises            440        8,360
   Groupe Danone
      Sponsored ADR                 200        6,140
   Michael Foods, Inc.              700       21,087
   Nestle SA Sponsored ADR          100       11,663
   Outback Steakhouse, Inc.         240        6,210
   Pepsi Bottling Group, Inc.       310       12,381
   Pepsico, Inc.                    340       16,851

                                              88,607

  Furniture & Apparel (3.9%)
   Hillenbrand Industries, Inc.   1,000 $     51,500
   Kellwood Co.                   2,450       51,751
   Kimball International, Inc.
      Class "B"                   1,700       24,650
   La-Z-Boy, Inc.                 3,200       50,400
   Liz Claiborne, Inc.            1,500       62,438
   Reebok International*          2,300       62,882

                                             303,621

  Insurance (0.8%)
   AFLAC, Inc.                      160       11,550
   AXA-UAP Sponsored ADR            200       14,363
   Ohio Casualty Corp.            3,250       32,500

                                              58,413

  Internet Services (0.3%)
   America Online, Inc.             380       13,224
   At Home Corp.                  1,050        5,808
   CNET Networks, Inc.              440        7,040

                                              26,072

  Managed Health Care (0.2%)
   Pacificare Health Systems, Inc.  440        6,600
   United Health Group, Inc.        100        6,138

                                              12,738

  Manufacturing (1.9%)
   Crane Co.                        650       18,484
   General Electric Co.           1,570       75,262
   Siemens AG                       100       13,261
   Trinity Industries             1,600       40,000

                                             147,007

  Medical Supply (0.4%)
   McKesson HBOC, Inc.              900       32,301

                                              32,301

  Merchandising -
      Food & Drug (0.7%)
   Ito-Yokado Co. Ltd.
      Sponsored ADR                 100        4,856
   Longs Drug Stores, Inc.        2,100       50,663

                                              55,519

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (39.3%) (continued)
  Metals & Mining (1.7%)
   AK Steel Holding Corp.         2,700 $     23,625
   ALCOA, Inc.                    1,200       40,200
   bHP Limited Sponsored ADR        100        2,100
   Cleveland-Cliffs, Inc.         1,150       24,797
   Phelps Dodge Corp.               700       39,069

                                             129,791

  Oil & Oil Services (2.1%)
   BP Amoco PLC
      Sponsored ADR                 300       14,361
   Dynegy, Inc.                     210       11,773
   Helmerich & Payne, Inc.          570       25,009
   Royal Dutch Petroleum Co.        600       36,338
   Tidewater, Inc.                  600       26,625
   Total Fina SA Sponsored ADR      200       14,538
   Valero Energy Corp.              900       33,469

                                             162,113

  Paper & Forest Products (0.5%)
   UPM Kymmene Corp.
      Sponsored ADR                  75        2,616
   Wausau-Mosinee Paper Corp.     2,000       20,250
   Willamette Industries            300       14,081

                                              36,947

  Pharmaceutical (2.2%)
   Bristol-Myers Squibb Co.         150       11,089
   GlaxoSmithKline PLC              200       11,200
   IDEC Pharmaceuticals Corp.        60       11,374
   Medimmune, Inc.                  190        9,061
   Merck & Co.                      600       56,175
   Novartis AG - ADR                114        5,102
   Pfizer, Inc.                   1,090       50,140
   Pharmacia Corp.                  150        9,150
   Roche Holding Ltd. ADR            94        9,577

                                             172,868

  Retail (1.4%)
   Home Depot, Inc.                 700       31,981
   Lands' End, Inc.*              1,150       28,888
   Wal-Mart Stores, Inc.            950       50,469

                                             111,338



  Staffing Services (0.5%)
   Kelly Services, Inc.           1,050 $     24,806
   Robert Half International, Inc.  390       10,335

                                              35,141

  Telecommunications (1.4%)
   Alcatel Alsthom CGE
      Sponsored ADR                 215       12,026
   British Telecommunications
      PLC                           100        8,675
   Cox Communications, Inc. -
      CL~A                          460       21,419
   Ericsson (LM)
      Telecommunications            400        4,475
   Nippon Telegraph & Telephone
      Sponsored ADR                 100        3,569
   Nokia Corporation
      Sponsored ADR                 300       13,050
   Qwest Communications, Inc.       140        5,740
   Telefonica SA ADR                202       10,100
   Vodafone Airtouch PLC
      Sponsored ADR                 400       14,325
   Worldcom, Inc.                   810       11,391

                                             104,770

  Telecommunication Equipment (1.0%)
   Advanced Fibre
      Communications                330        5,960
   American Tower Corp. - CL A      400       15,150
   Ciena Corp.                      110        8,938
   General Motors
      Class "H" - SHS               240        5,520
   Lucent Technologies, Inc.        760       10,260
   Marconi PLC - ADR                173        3,557
   Qualcomm, Inc.                   330       27,122

                                              76,507

  Telecommunication Services (0.1%)
   NTT Docomo, Inc.
      Sponsored ADR                  30        2,610
   Sonera Corp. Sponsored ADR       100        1,738

                                               4,348


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                  CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                       Description                                                  Shares        Value

  Common Stock (39.3%) (continued)
  Transportation (0.5%)
   Alexander & Baldwin, Inc.                                                              600 $     15,750
   Norfolk Southern Corp.                                                               1,800       23,963

                                                                                                    39,713

  Utilities (0.4%)
   EOn AG SPSD ADR                                                                        200       12,075
   PG & E Corp.                                                                           750       15,000

                                                                                                    27,075

  Miscellaneous (1.0%)
   Brunswick Corp.                                                                      2,000       32,874
   Comdisco, Inc.                                                                         760        8,693
   Fuji Photo Film - ADR                                                                  100        4,125
   KAO Corp. ADR                                                                           12        3,489
   Quanta Services, Inc.                                                                  220        7,081
   Ticketmaster Online - CitySearch, Inc.                                                 650        5,444
   Waters Corp.                                                                           180       15,030

                                                                                                    76,736

   Total common stock (cost: $3,159,443)                                                         3,030,561


Money Market Mutual Funds (4.9%)
   Federated Investors Prime Obligation                                               375,000      375,000

      Total money market mutual funds (cost: $375,000)                                             375,000


Mutual Funds (4.0%)
   Federated High Yield Fund                                                           45,653      305,418


      Total mutual funds (cost: $400,000)                                                          305,418



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-Term Notes and Bonds (47.3%)
  U.S. Government & Agency Obligations (12.2%)
   Federal National Mortgage Association MTN               5.625%       05/14/04 $    200,000 $    199,655
   Federal National Mortgage Association MTN               7.000%       07/15/05      275,000      288,621
   U.S. Treasury Bonds                                      8.000%      11/15/21       75,000       97,055
   U.S. Treasury Bonds                                      6.500%      11/15/26      100,000      112,312
   U.S. Treasury Notes                                      4.750%      02/15/04      250,000      246,953

                                                                                                   944,596

  Mortgage Backed Securities (25.3%)
   Federal Home Loan Mortgage Corp. Gold Pool #E77035       6.500%      05/01/14      196,716      196,716
   Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%      07/01/14       88,941       88,941
   Federal Home Loan Mortgage Corp. Gold Pool #C20300       6.500%      01/01/29      181,179      178,915
   Federal Home Loan Mortgage Corp. Gold Pool #C41681       8.000%      09/01/30      157,979      161,977
   Federal Home Loan Mortgage Corp. Gold Pool              7.000%       03/15/10      500,000      534,920
   FNMA Pool #511483                                        8.000%      09/01/29      224,332      229,868
   GNMA Pool #456155                                        6.500%      04/15/28      258,797      255,886
   GNMA Pool #521472                                        7.500%      01/15/30      297,631      302,744

                                                                                                 1,949,967

  Corporate Obligations (9.8%)
   Consumer Non-Durables (1.0%)
      Anheuser-Busch Cos. Inc. Debentures                   6.750%      12/15/27       75,000       74,484

                                                                                                    74,484

   Electric Utility (0.9%)
      Texas-New Mexico Power                                6.250%      01/15/09       75,000       68,943

                                                                                                    68,943

   Energy (1.0%)
      Union Pacific Resources Debentures                    7.050%     05/15/18        75,000       73,889

                                                                                                    73,889

   Finance Company (2.3%)
      Ford Motor Credit Corp. Notes                         7.600%      08/01/05       75,000       77,135
      PEMEX Finance                                         9.140%      08/15/04      100,000      105,661

                                                                                                   182,796

   Health Care (0.9%)
      Beckman Coulter                                       7.450%      03/04/08       75,000       72,071

                                                                                                    72,071

   Other Finance (1.0%)
      Osprey Trust                                          8.310%      01/15/03       75,000       76,620

                                                                                                    76,620



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   CONSERVATIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

 Long-Term Notes and Bonds (47.3%) (continued)
  Corporate Obligations (9.8%) (continued)
   Real Estate Investment Trust (REIT) (0.9%)
      Simon Property Group, Inc.                            6.750%      02/09/04 $     75,000 $     73,295

                                                                                                    73,295

   Telecommunications (1.8%)
      GTE Corp. Debentures                                  6.940%      04/15/28       75,000       68,829
      Sprint Capital Corp.                                  6.875%      11/15/28       75,000       60,644

                                                                                                   129,473


      Total corporate obligations                                                                  751,571


   Total long-term notes and bonds (cost: $3,572,707)                                            3,646,134

 Short-Term Notes and Bonds (3.8%)
   American Express Credit Corp.                            6.400%      01/16/01      300,000      299,040

      Total short-term notes and bonds (cost: $299,200)                                            299,040

Cash and Cash Equivalents (0.7%)
  BONY Cash Reserve                                                                                 59,369

      Total cash and cash equivalents (cost: $59,369)                                               59,369

  Total Investments (cost: $7,865,719)                                                        $  7,715,522

Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                          MODERATE INVESTOR portfolio
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (60.5%)
  Advertising (0.4%)
   Lamar Advertising Co.            510 $     19,683
   Publicis Groupe ADR              200        6,725
   WPP Group PLC -
      Sponsored ADR                 100        6,281

                                              32,689

  Aerospace (0.9%)
   Boeing Co.                       400       26,400
   Precision Castparts Corp.      1,000       42,063

                                              68,463

  Automotive & Auto Parts (3.0%)
   Bandag, Inc.                   1,650       66,928
   Carlisle Companies, Inc.       1,500       64,406
   DaimlerChrysler Co. AG           123        5,068
   Ford Motor Co.                 1,200       28,125
   PSA Peugeot Citroen
      Sponsored ADR                 177       10,066
   TBC Corp.*                     9,500       43,344
   Toyota Motor Corp.
      Sponsored ADR                 200       12,590

                                             230,527

  Banks (2.4%)
   Abbey National PLC               281       10,231
   Banco Santander CEN
      Sponsored ADR                 800        8,450
   Bank One Corp.                 1,300       47,613
   DBS Group Holdings ADR           272       22,968
   Deutsche Bank Sponsored ADR      128       10,671
   Fortis (NL) Sponsored ADR        400       12,992
   Fuji Bank Ltd. ADR               100        6,200
   HSBC Holdings PLC
      Sponsored ADR                 200       14,720
   National Australia Bank
      LTD ADR                       200       16,288
   San Paolo-IMI SPA
      Sponsored ADR                 524       16,997
   UBS Registered                    80       13,071

                                             180,201

  Biotechnology (1.5%)
   Amgen, Inc.                      930       59,462
   Biogen, Inc.                     220       13,214
   Chiron Corp.                     380       16,910
   Genentech, Inc.                  290       23,635

                                             113,221


  Broadcasting & Publishing (0.9%)
   Canal Plus                       500 $        355
   Chris-Craft Industries, Inc.*    330       21,945
   Clear Channel Communication      330       15,984
   Reed International PLC
      Sponsored ADR                 200        8,525
   USA Networks, Inc.               490        9,524
   VNU N.V. Sponsored ADR           301       14,792

                                              71,125

  Building & Building Products (1.7%)
   Fleetwood Enterprises, Inc.    2,800       29,400
   Lafarge Corp.                  2,200       51,975
   Toll Brothers, Inc.            1,100       44,963

                                             126,338

  Chemicals (0.4%)
   Akzo Nobel N.V.
      Sponsored  ADR                215       11,449
   Aventis SA ADR                     4          337
   BASF Sponsored ADR                25        1,111
   Dow Chemical                     400       14,650
   Syngenta AG - ADR                 26          284

                                              27,831

  Computer Equipment &
      Hardware (4.0%)
   Apple Computer, Inc.             640        9,520
   Brocade Communications
      Systems, Inc.                 220       20,199
   Canon, Inc. Sponsored ADR        300       10,106
   Cisco Systems, Inc.            2,690      102,893
   Dell Computer Corp.            1,420       24,850
   EMC Corp.                        820       54,530
   Emulex Corp.                     190       15,188
   Ingram Micro, Inc. - CL~A        850        9,563
   International Business
      Machines Corp.                350       29,750
   NCR Corp.                        200        9,825
   Sun Microsystems, Inc.           750       20,905

                                             307,329

  Computer Software &
      Services (2.8%)
   Autodesk, Inc.                 1,750       47,141
   Microsoft, Inc.                2,050       88,919
   Oracle Corp.                   2,030       58,997
   Veritas Software, Inc.           250       21,890

                                             216,947


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (60.5%) (continued)
  Diversified Operations (0.3%)
   Hutchinson Whampoa
      Ltd. ADR                      200 $     12,468
   Vivendi Universal
      Sponsored ADR                 200       13,063

                                              25,531

  Electrical Equipment &
      & Electronics (5.1%)
   Applied Materials, Inc.          430       16,421
   Baldor Electric Co.            3,350       70,769
   Fujitsu Ltd. ADR                 171       12,608
   Intel Corp.                    2,740       82,371
   JDS Uniphase Corp.               260       10,839
   Juniper Networks, Inc.           100       12,606
   Kemet Corp.                    1,500       22,688
   Kyocera Corp. Sponsored ADR      100       10,619
   Matsushita Electrical
      Industrial Co. Ltd. - ADR   1,000       23,375
   National Semiconductor Corp.   1,360       27,370
   Philips Electronics - NY SHR     400       14,500
   PMC-Sierra, Inc.                 140       11,008
   Sony Corp. ADR                   100        6,975
   ST Microelectronics N.V. ADR     100        4,281
   Texas Instruments, Inc.          670       31,741
   Xilinx, Inc.                     820       37,821

                                             395,992

  Financial Services (3.6%)
   Citigroup, Inc.                1,999      102,071
   ING Groep N.V.
      Sponsored ADR                 609       48,796
   Orix Corporation
      Sponsored ADR                 220       10,615
   TD Waterhouse Group, Inc.        720        9,540
   Washington Mutual, Inc.        2,050      108,778

                                             279,800

  Food, Beverage, Tobacco (1.5%)
   Anheuser-Busch Companies, Inc.   210        9,555
   Coca-Cola Enterprises            730       13,870
   Groupe Danone
      Sponsored ADR                 400       12,280
   Michael Foods, Inc.              300        9,038
   Nestle SA Sponsored ADR          100       11,663
   Outback Steakhouse, Inc.         410       10,609
   Pepsi Bottling Group, Inc.       510       20,368
   Pepsico, Inc.                    570       28,250

                                             115,633

  Furniture & Apparel (5.1%)
   Hillenbrand Industries, Inc.   1,300 $     66,950
   Kellwood Co.                   3,100       65,488
   Kimball International, Inc.
      Class "B"                   2,200       31,900
   La-Z-Boy, Inc.                 4,050       63,788
   Liz Claiborne, Inc.            1,950       81,169
   Reebok International*          2,900       79,285

                                             388,580

  Insurance (1.2%)
   AFLAC, Inc.                      280       20,213
   AXA-UAP Sponsored ADR            400       28,725
   Ohio Casualty Corp.            4,300       43,000

                                              91,938

  Internet Services (0.6%)
   America Online, Inc.             640       22,272
   At Home Corp.                  1,760        9,735
   CNET Networks, Inc.              740       11,840

                                              43,847

  Managed Health Care (0.3%)
   Pacificare Health Systems, Inc.  740       11,100
   United Health Group, Inc.        170       10,434

                                              21,534

  Manufacturing (3.0%)
   Crane Co.                        850       24,172
   General Electric Co.           2,640      126,555
   Siemens AG                       200       26,522
   Trinity Industries             2,100       52,500

                                             229,749

  Medical Supply (0.6%)
   McKesson HBOC, Inc.            1,300       46,657

                                              46,657

  Merchandising -
      Food & Drug (1.0%)
   Ito-Yokado Co. Ltd.
      Sponsored ADR                 200        9,713
   Longs Drug Stores, Inc.        2,700       65,137

                                              74,850


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (60.5%) (continued)
  Metals & Mining (2.2%)
   AK Steel Holding Corp.         3,500 $     30,625
   ALCOA, Inc.                    1,400       46,900
   BHP Limited Sponsored ADR        200        4,200
   Cleveland-Cliffs, Inc.         1,500       32,344
   Phelps Dodge Corp.               950       53,022

                                             167,091

  Oil & Oil Services (3.3%)
   BP Amoco PLC
      Sponsored ADR                 700       33,513
   Dynegy, Inc.                     350       19,622
   Helmerich & Payne, Inc.          960       42,120
   Royal Dutch Petroleum Co.        750       45,422
   Tidewater, Inc.                  700       31,063
   Total Fina SA Sponsored ADR      490       35,617
   Valero Energy Corp.            1,100       40,905

                                             248,262

  Paper & Forest Products (0.5%)
   UPM Kymmene Corp.
      Sponsored ADR                 200        6,975
   Wausau-Mosinee Paper Corp.     1,200       12,150
   Willamette Industries            400       18,775

                                              37,900

  Pharmaceutical (3.8%)
   Bristol-Myers Squibb Co.         250       18,484
   GlaxoSmithKline PLC              300       16,800
   IDEC Pharmaceuticals Corp.       100       18,956
   Medimmune, Inc.                  320       15,260
   Merck & Co.                      900       84,263
   Novartis AG - ADR                242       10,830
   Pfizer, Inc.                   1,830       84,180
   Pharmacia Corp.                  250       15,250
   Roche Holding Ltd. ADR           220       22,413

                                             286,436

  Retail (2.3%)
   Home Depot, Inc.               1,180       53,911
   Lands' End, Inc.*              1,400       35,168
   Wal-Mart Stores, Inc.          1,590       84,469

                                             173,548



  Staffing Services (0.6%)
   Kelly Services, Inc.           1,050 $     24,806
   Robert Half International, Inc.  660       17,490

                                              42,296

  Telecommunications (2.8%)
   Alcatel Alsthom CGE
      Sponsored ADR                 468       26,179
   British Telecommunications
      PLC                           179       15,528
   Cox Communications, Inc. -
      CL~A                          770       35,853
   Ericsson (LM)
      Telecommunications            900       10,069
   Nippon Telegraph & Telephone
      Sponsored ADR                 200        7,138
   Nokia Corporation
      Sponsored ADR                 700       30,450
   Qwest Communications, Inc.       240        9,840
   Telefonica SA ADR                501       25,050
   Tele Norte Leste
      Participacoes S.A. - ADR        7          160
   Vodafone Airtouch PLC
      Sponsored ADR                 900       32,231
   Worldcom, Inc.                 1,360       19,124

                                             211,622

  Telecommunication Equipment (1.7%)
   Advanced Fibre
      Communications                550        9,934
   American Tower Corp. - CL A      670       25,376
   Ciena Corp.                      180       14,625
   General Motors
      Class "H" - SHS               410        9,430
   Lucent Technologies, Inc.      1,270       17,145
   Marconi PLC - ADR                378        7,773
   Qualcomm, Inc.                   550       45,203

                                             129,486

  Telecommunication Services (0.1%)
   NTT Docomo, Inc.
      Sponsored ADR                  73        6,351
   Sonera Corp. Sponsored ADR       200        3,475

                                               9,826



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                    MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                       Description                                                  Shares        Value

  Common Stock (60.5%) (continued)
  Transportation (0.7%)
   Alexander & Baldwin, Inc.                                                              800 $     21,000
   Norfolk Southern Corp.                                                               2,250       29,953

                                                                                                    50,953

  Utilities (0.6%)
   EON AG SPSD ADR                                                                        500       30,188
   PG & E Corp.                                                                           950       19,000

                                                                                                    49,188

  Miscellaneous (1.6%)
   Brunswick Corp.                                                                      2,500       41,094
   Comdisco, Inc.                                                                       1,270       14,526
   Fuji Photo Film - ADR                                                                  300       12,375
   KAO Corp. ADR                                                                           26        7,558
   Quanta Services, Inc.                                                                  360       11,588
   Ticketmaster Online - CitySearch, Inc.                                               1,100        9,213
   Waters Corp.                                                                           300       25,050

                                                                                                   121,404

   Total common stock (cost: $4,886,893)                                                         4,616,794


Money Market Mutual Funds (2.5%)
   Federated Investors Prime Obligation                                               190,000      190,000

      Total money market mutual funds (cost: $190,000)                                             190,000


Mutual Funds (4.5%)
   Federated High Yield Fund                                                           51,238      342,779


      Total mutual funds (cost: $450,000)                                                          342,779



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                     MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-Term Notes and Bonds (31.6%)
  U.S. Government & Agency Obligations (8.7%)
   Federal National Mortgage Association MTN               5.625%       05/14/04 $    100,000 $     99,828
   Federal National Mortgage Association MTN               7.000%       07/15/05      325,000      341,097
   U.S. Treasury Bonds                                      8.000%      11/15/21       50,000       64,703
   U.S. Treasury Bonds                                      6.500%      11/15/26      100,000      112,312
   U.S. Treasury Notes                                      4.750%      02/15/04       50,000       49,391

                                                                                                   667,331

  Mortgage Backed Securities (16.0%)
   Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%      07/01/14       88,941       88,941
   Federal Home Loan Mortgage Corp. Gold Pool #E81576       6.500%      10/01/15       99,616       99,616
   Federal Home Loan Mortgage Corp. Gold Pool #C20300       6.500%      01/01/29      133,500      131,832
   Federal Home Loan Mortgage Corp. Gold Pool #C41223       8.000%      08/01/30      122,211      125,305
   Federal Home Loan Mortgage Corp. Gold Pool               7.000%      03/15/10      200,000      213,968
   FNMA Pool #511483                                        8.000%      09/01/29      157,032      160,908
   GNMA Pool #454007                                        6.500%      04/15/28      198,398      196,166
   GNMA Pool #521472                                        7.500%      01/15/30      198,421      201,828

                                                                                                 1,218,564

  Corporate Obligations (6.9%)
   Consumer Non-Durables (0.7%)
      Anheuser-Busch Cos. Inc. Debentures                   6.750%      12/15/27       50,000       49,656

                                                                                                    49,656

   Electric Utility (0.6%)
      Texas-New Mexico Power                                6.250%      01/15/09       50,000       45,962

                                                                                                    45,962

   Energy (0.6%)
      Union Pacific Resources Debentures                    7.050%      05/15/18       50,000       49,259

                                                                                                    49,259

   Finance Company (1.4%)
      Ford Motor Credit Corp. Notes                         7.600%      08/01/05       50,000       51,424
      PEMEX Finance                                         9.140%      08/15/04       50,000       52,830

                                                                                                   104,254

   Health Care (1.2%)
      Beckman Coulter                                       7.450%      03/04/08       50,000       48,047
      Boston Scientific                                     6.625%      03/15/05       50,000       44,341

                                                                                                    92,388

   Other Finance (0.7%)
      Osprey Trust                                          8.310%      01/15/03       50,000       51,080

                                                                                                    51,080



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                     MODERATE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-Term Notes and Bonds (31.6%) (continued)
  Corporate Obligations (6.9%) (continued)
   Real Estate Investment Trust (REIT) (0.6%)
      Simon Property Group, Inc.                            6.750%      02/09/04 $     50,000 $     48,863

                                                                                                    48,863

   Telecommunications (1.1%)
      GTE Corp. Debentures                                  6.940%      04/15/28       50,000       45,886
      Sprint Capital Corp.                                  6.875%      11/15/28       50,000       40,430

                                                                                                    86,316


      Total corporate obligations                                                                  527,778


   Total long-term notes and bonds (cost: $2,367,068)                                            2,413,673

Cash and Cash Equivalents (0.9%)
  BONY Cash Reserve                                                                                 68,730

      Total cash and cash equivalents (cost: $68,730)                                               68,730

  Total Investments (cost: $7,962,691)                                                        $  7,631,976

Percentages shown are based on total investments at market value.
All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                         AGGRESSIVE INVESTOR PORTFOLIO
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (82.0%)
  Advertising (0.6%)
   Lamar Advertising Co.            700 $     27,016
   Publicis Groupe ADR              300       10,087
   WPP Group PLC -
      Sponsored ADR                 100        6,281

                                              43,384

  Aerospace (1.0%)
   Boeing Co.                       450       29,700
   Precision Castparts Corp.      1,100       46,269

                                              75,969

  Automotive & Auto Parts (3.9%)
   Bandag, Inc.                   1,950       79,097
   Carlisle Companies, Inc.       1,800       77,288
   DaimlerChrysler Co. AG           185        7,622
   Ford Motor Co.                 1,400       32,813
   PSA Peugeot Citroen
      Sponsored ADR                 283       16,094
   TBC Corp.*                    11,500       52,469
   Toyota Motor Corp.
      Sponsored ADR                 300       18,884

                                             284,267

  Banks (3.3%)
   Abbey National PLC               403       14,673
   Banco Santander CEN
      Sponsored ADR               1,300       13,731
   Bank One Corp.                 1,600       58,600
   DBS Group Holdings ADR           504       42,558
   Deutsche Bank Sponsored ADR      115        9,711
   Fortis (NL) Sponsored ADR        700       22,736
   Fuji Bank Ltd. ADR               100        6,200
   HSBC Holdings PLC
      Sponsored ADR                 300       22,080
   National Australia Bank
      LTD ADR                       300       24,431
   San Paolo-IMI SPA
      Sponsored ADR                 700       22,706
   UBS Registered                    70       11,438

                                             248,864

  Biotechnology (2.1%)
   Amgen, Inc.                    1,270       81,200
   Biogen, Inc.                     300       18,019
   Chiron Corp.                     520       23,140
   Genentech, Inc.                  400       32,600

                                             154,959


  Broadcasting & Publishing (1.5%)
   Canal Plus                       800 $        568
   Chris-Craft Industries, Inc.*    542       36,043
   Clear Channel Communication      450       21,797
   Reed International PLC
      Sponsored ADR                 400       17,050
   USA Networks, Inc.               670       13,023
   VNU N.V. Sponsored ADR           401       19,705

                                             108,186

  Building & Building Products (2.0%)
   Fleetwood Enterprises, Inc.    3,400       35,700
   Lafarge Corp.                  2,600       61,425
   Toll Brothers, Inc.            1,300       53,138

                                             150,263

  Chemicals (0.4%)
   Akzo Nobel N.V.
      Sponsored  ADR                200       10,650
   Dow Chemical                     500       18,313
   Syngenta AG - ADR                 40          437

                                              29,400

  Computer Equipment &
      Hardware (5.6%)
   Apple Computer, Inc.             870       12,941
   Brocade Communications
      Systems, Inc.                 310       28,462
   Canon, Inc. Sponsored ADR        500       16,844
   Cisco Systems, Inc.            3,690      141,143
   Dell Computer Corp.            1,950       34,125
   EMC Corp.                      1,120       74,480
   Emulex Corp.                     260       20,784
   Ingram Micro, Inc. - CL~A      1,160       13,050
   International Business
      Machines Corp.                400       34,000
   NCR Corp.                        280       13,755
   Sun Microsystems, Inc.         1,030       28,710

                                             418,294

  Computer Software &
      Services (3.9%)
   Autodesk, Inc.                 2,100       56,569
   Microsoft, Inc.                2,810      121,884
   Oracle Corp.                   2,790       81,084
   Veritas Software, Inc.           340       29,771

                                             289,308


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (82.0%) (continued)
  Diversified Operations (0.5%)
   Hutchinson Whampoa
      Ltd. ADR                      300 $     18,702
   Vivendi Universal
      Sponsored ADR                 320       20,900

                                              39,602

  Electrical Equipment &
      & Electronics (7.1%)
   Applied Materials, Inc.          590       22,531
   Baldor Electric Co.            3,950       83,444
   Fujitsu Ltd. ADR                 174       12,829
   Intel Corp.                    3,760      113,035
   JDS Uniphase Corp.               350       14,591
   Juniper Networks, Inc.           130       16,388
   Kemet Corp.                    1,800       27,225
   Kyocera Corp. Sponsored ADR      200       21,238
   Matsushita Electrical
      Industrial Co. Ltd. - ADR  1,000        23,375
   National Semiconductor Corp.   1,860       37,433
   Philips Electronics - NY SHR     682       24,723
   PMC-Sierra, Inc.                 190       14,939
   Sony Corp. ADR                   200       13,950
   ST Microelectronics N.V. ADR     100        4,281
   Texas Instruments, Inc.          920       43,585
   Xilinx, Inc.                   1,120       51,659

                                             525,226

  Financial Services (4.9%)
   Citigroup, Inc.                2,598      132,660
   ING Groep N.V.
      Sponsored ADR                 915       73,314
   Orix Corporation
      Sponsored ADR                 320       15,440
   TD Waterhouse Group, Inc.        980       12,985
   Washington Mutual, Inc.        2,500      132,657

                                             367,056

  Food, Beverage, Tobacco (2.2%)
   Anheuser-Busch Companies, Inc.   290       13,195
   Coca-Cola Enterprises          1,010       19,190
   Groupe Danone
      Sponsored ADR                 600       18,420
   Michael Foods, Inc.              400       12,050
   Nestle SA Sponsored ADR          200       23,326
   Outback Steakhouse, Inc.         560       14,490
   Pepsi Bottling Group, Inc.       700       27,956
   Pepsico, Inc.                    780       38,659

                                             167,286

  Furniture & Apparel (6.2%)
   Hillenbrand Industries, Inc.   1,500 $     77,250
   Kellwood Co.                   3,750       79,219
   Kimball International, Inc.
      Class "B"                   2,650       38,425
   La-Z-Boy, Inc.                 4,850       76,388
   Liz Claiborne, Inc.            2,350       97,819
   Reebok International*          3,400       92,955

                                             462,056

  Insurance (1.7%)
   AFLAC, Inc.                      380       27,431
   AXA-UAP Sponsored ADR            600       43,088
   Ohio Casualty Corp.            5,800       58,000

                                             128,519

  Internet Services (0.8%)
   America Online, Inc.             880       30,624
   At Home Corp.                  2,420       13,386
   CNET Networks, Inc.            1,010       16,160

                                              60,170

  Managed Health Care (0.4%)
   Pacificare Health Systems, Inc.1,020       15,300
   United Health Group, Inc.        230       14,116

                                              29,416

  Manufacturing (4.1%)
   Crane Co.                      1,000       28,437
   General Electric Co.           3,620      173,534
   Siemens AG                       300       39,783
   Trinity Industries             2,500       62,500

                                             304,254

  Medical Supply (0.8%)
   McKesson HBOC, Inc.            1,700       61,013

                                              61,013

  Merchandising -
      Food & Drug (1.3%)
   Ito-Yokado Co. Ltd.
      Sponsored ADR                 300       14,569
   Longs Drug Stores, Inc.        3,300       79,612

                                              94,181



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (82.0%) (continued)
  Metals & Mining (2.8%)
   AK Steel Holding Corp.         4,200 $     36,750
   ALCOA, Inc.                    1,800       60,300
   BHP Limited Sponsored ADR        300        6,300
   Cleveland-Cliffs, Inc.         1,800       38,813
   Phelps Dodge Corp.             1,200       66,975

                                             209,138

  Oil & Oil Services (4.3%)
   BP Amoco PLC
      Sponsored ADR               1,000       47,875
   Dynegy, Inc.                     470       26,349
   Helmerich & Payne, Inc.        1,310       57,476
   Royal Dutch Petroleum Co.        850       51,478
   Tidewater, Inc.                  900       39,938
   Total Fina SA Sponsored ADR      700       50,881
   Valero Energy Corp.            1,300       48,344

                                             322,341

  Paper & Forest Products (0.7%)
   UPM Kymmene Corp.
      Sponsored ADR                 373       13,008
   Wausau-Mosinee Paper Corp.     1,500       15,188
   Willamette Industries            500       23,469

                                              51,665

  Pharmaceutical (5.3%)
   Bristol-Myers Squibb Co.         340       25,139
   GlaxoSmithKline PLC              500       28,000
   IDEC Pharmaceuticals Corp.       140       26,539
   Medimmune, Inc.                  440       20,983
   Merck & Co.                    1,180      110,478
   Novartis AG - ADR                374       16,737
   Pfizer, Inc.                   2,510      115,460
   Pharmacia Corp.                  340       20,740
   Roche Holding Ltd. ADR           322       32,803

                                             396,879

  Retail (3.1%)
   Home Depot, Inc.               1,610       73,557
   Lands' End, Inc.*              1,700       42,704
   Wal-Mart Stores, Inc.          2,180      115,812

                                             232,073



  Staffing Services (0.7%)
   Kelly Services, Inc.           1,100 $     25,988
   Robert Half International, Inc.  900       23,850

                                              49,838

  Telecommunications (4.1%)
   Alcatel Alsthom CGE
      Sponsored ADR                 700       39,156
   British Telecommunications
      PLC                           282       24,464
   Cox Communications, Inc. -
      CL~A                        1,060       49,356
   Ericsson (LM)
      Telecommunications          1,400       15,663
   Nippon Telegraph & Telephone
      Sponsored ADR                 300       10,706
   Nokia Corporation
      Sponsored ADR               1,000       43,500
   Qwest Communications, Inc.       330       13,530
   Telefonica SA ADR                706       35,300
   Tele Norte Leste
      Participacoes S.A. - ADR        8          183
   Vodafone Airtouch PLC
      Sponsored ADR               1,300       46,556
   Worldcom, Inc.                 1,860       26,156

                                             304,570

  Telecommunication Equipment (2.4%)
   Advanced Fibre
      Communications                750       13,547
   American Tower Corp. - CL A      920       34,845
   Ciena Corp.                      240       19,500
   General Motors
      Class "H" - SHS               560       12,880
   Lucent Technologies, Inc.      1,740       23,490
   Marconi PLC - ADR                565       11,618
   Qualcomm, Inc.                   750       61,640

                                             177,520

  Telecommunication Services (0.2%)
   NTT Docomo, Inc.
      Sponsored ADR                 106        9,222
   Sonera Corp. Sponsored ADR       300        5,213

                                              14,435



*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                           Market
         Description           Shares       Value

 Common Stock (82.0%) (continued)
  Transportation (0.8%)
   Alexander & Baldwin, Inc.        900 $     23,625
   Norfolk Southern Corp.         2,800       37,275

                                              60,900

  Utilities (0.9%)
   EON AG SPSD ADR                  700       42,263
   PG & E Corp.                   1,150       23,000

                                              65,263


  Miscellaneous (2.4%)
   Brunswick Corp.                2,950 $     48,490
   Comdisco, Inc.                 1,740       19,900
   Fuji Photo Film - ADR            400       16,500
   KAO Corp. ADR                    100       29,070
   Quanta Services, Inc.            500       16,094
   Ticketmaster Online -
      CitySearch, Inc.            1,510       12,646
   Waters Corp.                     420       35,071

                                             177,771

   Total common stock (cost: $6,442,139)             6,104,066


*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                                                                 Market
                       Description                                                  Shares        Value

Mutual Funds (4.9%)
  Federated High Yield Fund                                                            54,028 $    361,446


      Total mutual funds (cost: $475,000)                                                          361,446


                                                        Interest      Maturity     Principal
                                                          Rate          Date        Amount

Long-Term Notes and Bonds (13.1%)
  U.S. Government & Agency Obligations (1.5%)
   Federal National Mortgage Association MTN                5.625%      05/14/04 $     25,000       24,957
   U.S. Treasury Bonds                                      8.000%      11/15/21       25,000       32,352
   U.S. Treasury Bonds                                      6.500%      11/15/26       50,000       56,156

                                                                                                   113,465

  Mortgage Backed Securities (7.7%)
   Federal Home Loan Mortgage Corp. Gold Pool #E77962       6.500%      07/01/14       44,471       44,470
   Federal Home Loan Mortgage Corp. Gold Pool #E81576       6.500%      10/01/15       99,616       99,616
   Federal Home Loan Mortgage Corp. Gold Pool #C20300       6.500%      01/01/29       90,589       89,457
   Federal Home Loan Mortgage Corp. Gold Pool #C40544       8.000%      07/01/30       80,814       82,747
   FNMA Pool #511483                                        8.000%      09/01/29       67,299       68,960
   GNMA Pool #454007                                        6.500%      04/15/28       88,177       87,185
   GNMA Pool #521472                                        7.500%      01/15/30       99,210      100,915

                                                                                                   573,350

  Corporate Obligations (3.9%)
   Consumer Non-Durables (0.3%)
      Anheuser-Busch Cos. Inc. Debentures                   6.750%      12/15/27       25,000       24,828

                                                                                                    24,828

   Electric Utility (0.3%)
      Texas-New Mexico Power                                6.250%      01/15/09       25,000       22,981

                                                                                                    22,981

   Energy (0.3%)
      Union Pacific Resources Debentures                    7.050%     05/15/18        25,000       24,630

                                                                                                    24,630

   Finance Company (1.1%)
      Ford Motor Credit Corp. Notes                         7.600%      08/01/05       25,000       25,712
      PEMEX Finance                                         9.140%      08/15/04       50,000       52,830

                                                                                                    78,542



The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             SCHEDULE OF INVESTMENTS
                   AGGRESSIVE INVESTOR PORTFOLIO (continued)
                                December 31, 2000

                                                        Interest      Maturity     Principal     Market
                       Description                        Rate          Date        Amount        Value

Long-Term Notes and Bonds (13.1%) (continued)
  Corporate Obligations (3.9%) (continued)
   Health Care (0.7%)
      Beckman Coulter                                       7.450%      03/04/08 $     25,000 $     24,022
      Boston Scientific                                     6.625%      03/15/05       25,000       22,171

                                                                                                    46,193

   Other Finance (0.3%)
      Osprey Trust                                          8.310%      01/15/03       25,000       25,540

                                                                                                    25,540

   Real Estate Investment Trust (REIT) (0.3%)
      Simon Property Group, Inc.                            6.750%      02/09/04       25,000       24,432

                                                                                                    24,432

   Telecommunications (0.6%)
      GTE Corp. Debentures                                  6.940%      04/15/28       25,000       22,943
      Sprint Capital Corp.                                  6.875%      11/15/28       25,000       20,215

                                                                                                    43,158


      Total corporate obligations                                                                  290,304


   Total long-term notes and bonds (cost: $962,578)                                                977,119

  Total Investments (cost: $7,879,717)                                                        $  7,442,631

   Percentages shown are based on total investments at market value.
   All investments are in United States enterprises.
   The accompanying notes are an integral part of the financial statements.

This page is intentionally blank.)

                         NOTES TO FINANCIAL STATEMENTS

   1.    Summary of Significant Accounting Policies

The AUL American Series Fund, Inc. (Fund) was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio (Tactical Asset), Conservative Investor Portfolio, Moderate Investor Portfolio and Aggressive Investor Portfolio, hereinafter, referred to as Portfolios. The Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio are collectively referred to as the LifeStyle Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 10, 1990.

Investments

Securities traded on a national or international securities exchange are valued at the last trade price. Listed securities for which no sale was reported on the valuation date are valued at the latest bid price. Short-term notes are valued at original cost or amortized cost which approximates market value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price. Certain securities may be priced using a matrix price as provided by our pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates market value. The Money Market Portfolio securities are valued at amortized cost. The Fund's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) reviews this method of valuation to ensure that the portfolio securities are reflected at their fair value. Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis.

Foreign Currency Transactions

The accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts

The Tactical Asset and LifeStyle Portfolios may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Portfolios' exposure to foreign currency exchange rate fluctuations. When required, the Portfolios will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

The Portfolios bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

There are no outstanding forward foreign currency exchange contracts at year-end.

Deferred Organization Costs

Expenses incurred by the Fund in connection with its organization have been capitalized and are amortized over five years on a straight-line basis.

Taxes

The fund qualifies as a regulated investment company under section M of the Internal Revenue Code. The Fund's policy is to distribute all net investment income and realized capital gains to relieve it from all or substantially all federal income taxes.

Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Transactions with AUL
As of December 31, 2000, AUL's investment at value in the Fund is:
                           Equity                    $  5,440,140
                           Tactical Asset                 617,512
                           Conservative Investor        4,879,500
                           Moderate Investor            4,777,000
                           Aggressive Investor          4,701,500

                                                     $ 20,415,652

The Fund has an investment advisory agreement with AUL to act as its investment advisor. AUL has a sub-advisory agreement with Dean Investment Associates (Dean) under which Dean acts as the sub-advisor to the Tactical Asset Portfolio. AUL also has a sub-advisory agreement with Credit Suisse Asset Management under which Credit Suisse Asset Management acts as the sub-advisor to a portion of the assets of the LifeStyle Portfolios.

AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% of the average daily net assets during the year. For the year ended December 31, 2000, AUL's investment advisory fee was reduced for the LifeStyle Portfolios. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. As a result of certain Portfolio expenses being lower than 1% of average daily net assets, AUL has increased its advisory fee by:
                               2000      Total advisory fee recoverable

        Tactical Asset $        284            $    11,960

Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:
                           Equity                         0.50%
                           Money Market                   0.40%
                           Bond                           0.50%
                           Managed                        0.50%
                           Tactical Asset                 0.80%
                           Conservative Investor          0.70%
                           Moderate Investor              0.70%
                           Aggressive Investor            0.70%

AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fee incurred during the year ended December 31, 2000, for all of the Portfolios was $1,644,907.

As a result of certain Portfolio expenses exceeding 1% of the average daily net assets, AUL has reduced its investment advisory fee by:
                                        2000       Previous Years       Total

        Conservative Investor     $     39,981    $     75,209    $    115,190
        Moderate Investor               39,905          69,523         109,428
        Aggressive Investor             41,033          72,470         113,503

                                  $    120,919    $    217,202    $    338,121


As a result of the reduction in investment advisory fees by AUL, the Fund includes receivables from AUL in other assets for the Conservative Investor, Moderate Investor, and Aggressive Investor Portfolios in the amounts of $13,954, $13,911, and $13,977, respectively.

Certain directors of the Fund are officers of AUL.

3. Agreements with Banks

The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, and as the fund accountant.

4. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2000, were:

                                                                  Portfolio

                                      Equity     Money Market        Bond         Managed   Tactical Asset


   Common Stock:
     Purchases                    $  14,293,913  $           0  $           0 $   6,103,285 $     945,299
     Proceeds from sales             25,255,859              0              0    11,734,278     1,571,491
   Corporate Bonds:
     Purchases                                0              0     11,887,525     4,812,189             0
     Proceeds from sales                      0              0      9,745,538     4,756,754       432,627
   Government Bonds:
     Purchases                                0              0     32,949,356    15,410,594             0
     Proceeds from sales                      0              0     33,123,436    17,391,400             0

                                             LifeStyle Portfolios

                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


   Common Stock:
     Purchases                    $   2,359,143  $   3,616,688  $   5,038,748
     Proceeds from sales              2,022,292      3,596,332      4,887,720
   Corporate Bonds:
     Purchases                          248,946        219,909        244,344
     Proceeds from sales                373,331        273,376        246,890
   Government Bonds:
     Purchases                        3,794,967      2,032,186      1,183,750
     Proceeds from sales              3,041,019      1,831,258      1,181,694

5. Authorized Capital Shares

The Fund has 400,000,000 authorized shares of $.001 par value capital stock, which includes 20,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:
                           Equity Portfolio                   20,000,000
                           Money Market Portfolio            200,000,000
                           Bond Portfolio                     20,000,000
                           Managed Portfolio                  40,000,000
                           Tactical Asset Portfolio           25,000,000
                           Conservative Investor Portfolio    25,000,000
                           Moderate Investor Portfolio        25,000,000
                           Aggressive Investor Portfolio      25,000,000

                                                             380,000,000

6.    Net Assets
Net assets at December 31, 2000, are:

                                                                  Portfolio

                                      Equity     Money Market        Bond         Managed   Tactical Asset


   Proceeds from shares sold
     and reinvested distributions $ 167,470,994  $ 802,832,695  $ 156,061,225 $ 128,668,227 $   8,121,331
   Cost of shares redeemed          (85,684,180)  (662,210,939)  (100,447,597)  (65,003,924)   (4,158,654)
   Undistributed net investment
     income                                 534              0         16,422         7,743           546
   Undistributed net realized
     gain (loss)                      1,372,108              0     (1,152,736)      620,592         2,009
   Unrealized appreciation
     (depreciation)                   8,929,833              0        469,211     4,698,930       237,993

                                  $  92,089,289  $ 140,621,756  $  54,946,525 $  68,991,568 $   4,203,225


                                             LifeStyle Portfolios

                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


   Proceeds from shares sold
     and reinvested distributions $   9,289,453  $   9,021,503  $   9,360,944
   Cost of shares redeemed           (1,288,073)      (886,000)    (1,393,090)
   Undistributed net investment
     income                               1,215            985            914
   Undistributed net realized
     gain                               (11,179)       (16,506)        (7,564)
   Unrealized appreciation
     (depreciation)                    (150,197)      (330,715)      (437,086)

                                  $   7,841,219  $   7,789,267  $   7,524,118

7.    Unrealized Appreciation (Depreciation)
Unrealized appreciation (depreciation) for tax purposes at December 31, 2000, are:

                                                                  Portfolio

                                      Equity     Money Market        Bond         Managed   Tactical Asset


     Appreciation                 $  17,761,173  $           0  $   1,268,174 $   8,975,811 $     464,804
     Depreciation                    (8,886,460)             0       (805,113)   (4,276,881)      226,811

                                  $   8,874,713  $           0  $     463,061 $   4,698,930 $     237,993


                                             LifeStyle Portfolios

                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


     Appreciation                 $     461,789  $     576,813  $     682,231
     Depreciation                      (630,003)      (930,756)    (1,139,266)

                                  $    (168,214)      (353,943)      (457,035)


The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes, is as follows.
                           Equity                    $     55,120
                           Bond                             6,150
                           Conservative Investor           18,017
                           Moderate Investor               23,228
                           Aggressive Investor             19,949

8.    Net Shareholders
Shares outstanding at December 31, 2000, are:

                                                                  Portfolio

                                      Equity     Money Market        Bond         Managed   Tactical Asset


   AUL                                  309,609              0              0             0        50,001
   Dean Investment Associates                 0              0              0             0        50,000
   AUL American Unit Trust            2,332,884     25,280,803      1,500,860     1,969,201         4,205
   AUl Group Retirement Annuity
     Separate Account I                       0              0              0             0             0
   AUL Group Retirement Annuity
     Separate Account II              2,077,781     92,715,093      2,986,882     2,478,931        24,822
   AUL Group Retirement Annuity
     Separate Account III                     0      1,568,473              0             0             0
   AUL American Individual
     Unit Trust                         452,367      6,001,783        576,121       472,926       211,438
   AUL American Individual
     Variable Annuity Unit Trust         46,001     13,938,873        113,950        48,257             0
   AUL American Individual
     Variable Life Unit Trust            22,361      1,116,731         53,964        16,765             0

                                      5,241,003    140,621,756      5,231,777     4,986,080       340,466


                                             LifeStyle Portfolios

                                   Conservative    Moderate       Aggressive
                                     Investor      Investor        Investor


   AUL                                  500,000        500,000        500,000
   Dean Investment Associates                 0              0              0
   AUL American Unit Trust               23,056         42,072         29,306
   AUl Group Retirement Annuity
     Separate Account I                  42,709         38,759         63,242
   AUL Group Retirement Annuity
     Separate Account II                237,618        234,369        207,496
   AUL Group Retirement Annuity
     Separate Account III                     0              0              0
   AUL American Individual
     Unit Trust                               0              0              0
   AUL American Individual
     Variable Annuity Unit Trust              0              0              0
   AUL American Individual
     Variable Life Unit Trust                 0              0              0

                                        803,383        815,200        800,044

9.    Federal Tax Information (unaudited)
The accompanying table below details distributions from long-term capital gains for the following funds for the year ended December 31, 2000.
                           Equity                    $  4,713,091
                           Managed                      2,227,727
                           Tactical Asset                 143,243
                           Conservative Investor           41,102
                           Moderate Investor              133,858
                           Aggressive Investor            295,523

The Bond Portfolio has capital loss carry forwards which are available to offset future capital gains, if any. At December 31, 1999 and December 31, 2000, the Bond Portfolio had capital loss carry forwards of $536,174, and $557,291, respectively.

Capital Losses incurred after October 31, within the Portfolio's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the year ended December 31, 2001:
                           Bond                      $     53,120

                              FINANCIAL HIGHLIGHTS
The per share amounts are based on shares outstanding throughout the year.


                                                              Equity Portfolio


                                                               For years ended

                                   Dec. 31, 2000  Dec. 31, 1999 Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1996


   Per Share Data:
   Investment Income              $        0.41  $           0.45          $  0.48        $ 0.42        $ 0.39
   Expense                                 0.11              0.13             0.13          0.13          0.11

   Net investment income                   0.30              0.32             0.35          0.29          0.28

   Net gain (loss) on investments          2.51             (0.55)            1.23          4.64          2.44

   Shareholder distributions:
     Net investment income                (0.30)            (0.32)           (0.35)        (0.30)        (0.28)
     Realized gain                        (1.00)            (3.66)           (1.99)        (0.25)         0.00


   Net increase (decrease)                 1.51             (4.21)           (0.76)         4.38          2.44
   Net asset value at
     beginning of period                  16.06             20.27            21.03         16.65         14.21

   Net asset value at end of period $     17.57          $  16.06         $  20.27       $ 21.03       $ 16.65



   Ratio to average net assets:
     Expenses                             0.64%               0.63%         0.62%         0.66%         0.70%
     Net investment income                1.86%               1.54%         1.61%         1.52%         1.81%

   Total return                           17.7%               (0.9%)         7.1%         29.6%         19.2%

   Portfolio turnover rate                  19%                 32%           23%            9%           11%

   Shares outstanding                 5,241,003           5,518,654     4,710,131     3,816,406     3,042,989


   The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                                           Money Market Portfolio


                                                               For years ended

                                   Dec. 31,2000   Dec. 31, 1999 Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1996


   Per Share Data:
   Investment Income              $        0.06  $           0.06          $  0.06        $ 0.06        $ 0.06
   Expense                                 0.01              0.01             0.01          0.01          0.01

   Net investment income                   0.05              0.05             0.05          0.05          0.05

     Net gain (loss) on investments        0.00              0.00             0.00          0.00          0.00

   Shareholder distributions:
   Net investment income                  (0.05)            (0.05)           (0.05)        (0.05)        (0.05)
   Realized gain                           0.00              0.00             0.00          0.00          0.00


   Net increase (decrease)                 0.00              0.00             0.00          0.00          0.00
   Net asset value at
     beginning of period                   1.00              1.00             1.00          1.00          1.00

   Net asset value at end of period  $     1.00  $           1.00          $  1.00        $ 1.00        $ 1.00



   Ratio to average net assets:
     Expenses                              0.53%            0.55%            0.61%         0.66%         0.70%
     Net investment income                 5.79%            4.60%            4.82%         4.83%         4.64%

   Total return                             5.8%             4.6%             4.9%          4.9%          4.6%

   Portfolio turnover rate                    0                0                0              0             0

   Shares outstanding               140,621,756       126,531,816      82,055,253     55,756,942    40,227,475


   The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                                               Bond Portfolio


                                                               For years ended

                                   Dec. 31, 2000  Dec. 31, 1999 Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1996


   Per Share Data:
   Investment Income              $        0.75  $           0.68          $  0.67        $ 0.67        $ 0.70
   Expense                                 0.07              0.07             0.07          0.07          0.08

   Net investment income                   0.68              0.61             0.60          0.60          0.62

   Net gain (loss) on investments          0.44             (0.74)            0.36          0.25         (0.39)

   Shareholder distributions:
     Net investment income                (0.71)            (0.61)           (0.60)        (0.59)        (0.63)
     Realized gain                         0.00              0.00            (0.21)        (0.23)        (0.01)


   Net increase (decrease)                 0.41             (0.74)            0.15          0.03         (0.41)
   Net asset value at
     beginning of period                  10.09             10.83            10.68         10.65         11.06

   Net asset value at end of period $     10.50  $          10.09         $  10.83       $ 10.68       $ 10.65



   Ratio to average net assets:
     Expenses                              0.65%            0.62%            0.62%         0.67%         0.71%
     Net investment income                 6.52%            5.68%            5.48%         5.53%         5.85%

   Total return                            10.8%            (1.1%)            8.8%          7.9%          2.2%

   Portfolio turnover rate                   93%              93%             132%          107%           62%

   Shares outstanding                  5,231,777        4,490,799        4,624,949     3,252,044     2,648,089


   The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                                              Managed Portfolio


                                                               For years ended

                                   Dec. 31, 2000  Dec. 31, 1999 Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1996


   Per Share Data:
   Investment Income              $        0.57  $           0.59          $  0.61        $ 0.58        $ 0.53
   Expense                                 0.08              0.10             0.10          0.10          0.09

   Net investment income                   0.49              0.49             0.51          0.48          0.44

   Net gain (loss) on investments          1.49             (0.71)            0.79          2.34          1.01

   Shareholder distributions:
     Net investment income                (0.49)            (0.50)           (0.51)        (0.48)        (0.44)
     Realized gain                        (0.46)            (1.60)           (0.99)        (0.41)        (0.03)


   Net increase (decrease)                 1.03             (2.32)           (0.20)         1.93          0.98
   Net asset value at
     beginning of period                  12.81             15.13            15.33         13.40         12.42

   Net asset value at end of period $     13.84  $          12.81          $ 15.13        $15.33        $13.40



   Ratio to average net assets:
     Expenses                             0.64%             0.62%            0.62%         0.67%         0.70%
     Net investment income                3.72%             3.25%            3.27%         3.27%         3.43%

   Total return                           15.7%             (0.8%)            8.3%         21.0%         11.8%

   Portfolio turnover rate                  43%               49%              63%           27%           34%

   Shares outstanding                 4,986,080         5,370,417        4,832,940     3,945,223     3,215,189


   The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                                     Tactical Asset Allocation Portfolio


                                                               For years ended

                                   Dec. 31, 2000  Dec. 31, 1999 Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1996


   Per Share Data:
   Investment Income              $        0.52  $           0.49          $  0.47        $ 0.41        $ 0.39
   Expense                                 0.12              0.13             0.13          0.13          0.11

   Net investment income                   0.40              0.36             0.34          0.28          0.28

   Net gain (loss) on investments          0.97             (0.81)            0.58          1.75          1.38

   Shareholder distributions:
     Net investment income                (0.74)            (0.36)           (0.34)        (0.28)        (0.28)
     Realized gain                        (0.40)             0.00            (0.09)        (0.96)        (0.17)


   Net increase (decrease)                 0.21             (0.81)            0.49          0.79          1.21
   Net asset value at
     beginning of period                  12.12             12.93            12.44         11.65         10.44

   Net asset value at end of period $     12.35  $          12.12          $ 12.93       $ 12.44       $ 11.65



   Ratio to average net assets:
     Expenses                             1.00%             0.99%            1.00%         1.00%         1.00%
     Expenses before expense
      reduction                           1.00%             0.99%            1.01%         1.30%         1.06%
     Net investment income                3.25%             2.78%            2.64%         2.24%         2.62%

   Total return                           12.3%             (3.1%)            7.2%         15.5%         15.7%

   Portfolio turnover rate                  23%               77%              41%           52%           25%

   Shares outstanding                   340,466           425,157          500,212       357,897       184,046


   The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                         Conservative Investor Portfolio

                                     For year       For year    March 31, 1998
                                       ended          ended     (commencement)
                                   Dec. 31, 2000  Dec. 31, 1999to Dec. 31, 1998


   Per Share Data:
   Investment Income              $         0.51  $       0.44  $        0.31
   Expense                                  0.10          0.10           0.09

   Net investment income                    0.41          0.34           0.22

   Net gain on investments                 (0.03)         0.27           0.37

   Shareholder distributions:
   Net investment income                   (0.40)        (0.34)         (0.22)
   Realized gain                           (0.37)        (0.42)         (0.07)


   Net increase (decrease)                 (0.39)        (0.15)          0.30
   Net asset value at
     beginning of period                   10.15         10.30          10.00

   Net asset value at end of period   $     9.76   $     10.15  $       10.30



   Ratio to average net assets:
     Expenses                              1.00%         0.95%          0.95%
     Expenses before expense
      reduction                            1.53%         1.78%          1.35%
     Net investment income                 3.98%         3.23%          2.21%

   Total return**                           3.5%          5.8%          5.8%

   Portfolio turnover rate                   79%           72%           82%

   Shares outstanding                    803,383       641,290       609,958


**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.
The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                           Moderate Investor Portfolio

                                     For year       For year    March 31, 1998
                                       ended          ended     (commencement)
                                   Dec. 31, 2000  Dec. 31, 1999to Dec. 31, 1998


   Per Share Data:
   Investment Income              $         0.39  $       0.36  $        0.25
   Expense                                  0.10          0.11           0.09

   Net investment income                    0.29          0.25           0.16

   Net gain on investments                 (0.43)         0.63           0.36

   Shareholder distributions:
   Net investment income                   (0.29)        (0.25)         (0.16)
   Realized gain                           (0.50)        (0.46)         (0.04)


   Net increase (decrease)                 (0.93)         0.17           0.32
   Net asset value at
     beginning of period                   10.49         10.32          10.00

   Net asset value at end of period   $     9.56   $     10.49  $       10.32



   Ratio to average net assets:
     Expenses                              1.00%         1.00%          0.94%
     Expenses before expense
      reduction                            1.50%         1.65%          1.34%
     Net investment income                 2.80%         2.33%          1.62%

   Total return**                          (1.6%)         8.2%           5.1%

   Portfolio turnover rate                   77%           74%            60%

   Shares outstanding                    815,200       744,762        659,392


**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any. The accompanying notes are an integral part of the financial statements.

The per share amounts are based on shares outstanding throughout the year.


                                          Aggressive Investor Portfolio

                                     For year       For year    March 31, 1998
                                       ended          ended     (commencement)
                                   Dec. 31, 2000  Dec. 31, 1999to Dec. 31, 1998


   Per Share Data:
   Investment Income              $         0.29  $       0.26  $        0.18
   Expense                                  0.11          0.10           0.09

   Net investment income                    0.18          0.16           0.09

   Net gain (loss) on investments          (0.79)         1.09           0.41

   Shareholder distributions:
   Net investment income                   (0.18)        (0.16)         (0.09)
   Realized gain                           (0.67)        (0.59)         (0.04)


   Net increase (decrease)                 (1.46)         0.50           0.37
   Net asset value at
     beginning of period                   10.87         10.37          10.00

   Net asset value at end of period   $     9.41  $      10.87  $       10.37



   Ratio to average net assets:
     Expenses                              1.00%         0.96%          0.95%
     Expenses before expense
      reduction                            1.51%         1.67%          1.34%
     Net investment income                 1.74%         1.50%          0.94%

   Total return**                          (5.8%)        11.7%           5.0%

   Portfolio turnover rate                   81%           76%            50%

   Shares outstanding                    800,044       726,947        644,280


**Total return for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any. The accompanying notes are an integral part of the financial statements.

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                                       75

This page is intentionally blank.)

American United Life Insurance Company
P.O. Box 368
Indianapolis, Indiana 46206-0368
www.aul.com

P-12757C (1/01)